Filed pursuant to Rule 497(c)
under the Securities Act of 1933,
as amended, File No. 333-183599

P R O S P E C T U S    S U P P L E M E N  T

(To Prospectus dated March 4, 2013)

Up to $200,000,000

Common Stock

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

We have entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald” or the “Sales Agent”) relating to shares of our common stock, par value $0.001 per share, offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Sales Agreement, we may offer and sell shares of common stock having an aggregate sale price of up to $200 million, from time to time, through Cantor Fitzgerald as our agent or principal for the offer and sale of common stock.

Our currently outstanding shares of common stock are, and the shares of common stock offered by this prospectus supplement and the accompanying prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.” As of May 31, 2013 and June 27, 2013, the last reported sale price for our common stock on the NYSE was $37.21 per share and $38.82 per share, respectively. The net asset value (“NAV”) per share of our common stock as of the close of business on May 31, 2013 and June 27, 2013 was $32.91 and $34.10, respectively.

Sales of shares of common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933, as amended (“1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange or in negotiated transactions.

Under the terms of the Sales Agreement, we will pay the Sales Agent a total commission up to 2.0% of the gross sales price per share for any common stock sold through the Sales Agent. If the Sales Agent engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sales Agent will receive from us a commission agreed upon at the time of sale.

The Sales Agent is not required to sell any specific number or dollar amount of shares of common stock, but will use its commercially reasonable efforts to sell the shares of common stock offered by this prospectus supplement and the accompanying prospectus. There is no arrangement for shares of common stock to be received in an escrow, trust or similar arrangement.

Investing in our common stock involves risks that are described in the “Risk Factors” section beginning on page 18 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

Cantor Fitzgerald & Co.

The date of this prospectus supplement is July 1, 2013.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or prospectus supplement, the statement in the incorporated document having the later date will modify or supersede the earlier statement.

Neither we nor the Sales Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither we nor the Sales Agent is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers or such other dates as may be specified in these documents, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the common stock. Our business, financial condition, results of operations and prospects may have changed since these dates.

S-i

Prospectus Supplement

Page
Cautionary Notice Regarding Forward-Looking Statements	S-iii
Prospectus Supplement Summary	S-1
Issuance Below Net Asset Value	S-5
Use of Proceeds	S-5
Capitalization	S-6
Plan of Distribution	S-8
Legal Matters	S-9
Where You Can Find More Information	S-9

Unaudited Financial Statements as of and for the Three Months ended February  28, 2013 and Financial Highlights for the Period September 28, 2004 through November 30, 2004 and for the Fiscal Years ended November 30, 2005 through 2012 and for the Three Months ended February 28, 2013

F-1

Prospectus

Page
Prospectus Summary	1
Forward-Looking Statements	8
Kayne Anderson MLP Investment Company	9
Fees and Expenses	10
Financial Highlights	12
Senior Securities	13
Market and Net Asset Value Information	16
Use of Proceeds	17
Risk Factors	18
Distributions	38
Dividend Reinvestment Plan	40
Investment Objective and Policies	42
Use of Leverage	47
Management	51
Net Asset Value	55
Description of Capital Stock	58
Rating Agency Guidelines	74
Our Structure; Common Stock Repurchases and Change in Our Structure	76
Tax Matters	78
Plan of Distribution	82
Transfer Agent and Dividend-Paying Agent	85
Administrator, Custodian and Fund Accountant	86
Legal Matters	86
Table of Contents of Our Statement of Additional Information	87

Financial Statements as of and for the Year Ended November  30, 2012 and Financial Highlights for the Period September 28, 2004 through November 30, 2004 and for the Fiscal Years ended November 30, 2005 through 2012.

G-1

S-ii

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated March 4, 2013 (the “SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling toll free (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus supplement, the accompanying prospectus or the SAI that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in this prospectus supplement, the accompanying prospectus or the SAI, including the risks outlined under “Risk Factors” in the accompanying prospectus will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-iii

PROSPECTUS SUPPLEMENT SUMMARY

This summary does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors,” the financial statements and related notes and the SAI before making an investment decision.

THE COMPANY

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as “MLP” is in our name. Our shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. As of May 31, 2013, we had net assets applicable to our common stock of approximately $3.1 billion and total assets of approximately $5.6 billion.

As of May 31, 2013, we had $1.5 billion of total leverage outstanding. This leverage is comprised of debt (senior notes and borrowings under our revolving credit facility) and mandatory redeemable preferred stock. Under normal market conditions, our policy is to use leverage that represents approximately 30% of total assets. As of May 31, 2013, we had $1.0 billion in senior unsecured notes outstanding through 23 series of notes with maturity dates ranging from June 2013 to April 2025 (the “Senior Notes”).

RECENT DEVELOPMENTS

New Unsecured Credit Facility. On March 5, 2013, we entered into a new $250 million unsecured credit facility (“Credit Facility”) with a syndicate of lenders. The new Credit Facility has a three-year commitment maturing on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Common Stock Issuance. On March 12, 2013, we completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. The net proceeds of $145.5 million were used to make additional portfolio investments that are consistent with our investment objective and for general corporate purposes.

Mandatory Redeemable Stock Issuance. On April 3, 2013, we completed a public offering of 5,000,000 of Series F MRP Shares at a price of $25.00 per share. The Series F MRP Shares pay cash dividends at a rate of 3.50% per annum and trade on the NYSE under the symbol “KYN.PRF”. Net proceeds from the offering were approximately $122.5 million.

Redemption of Series D MRP Shares. The net proceeds from the offering of Series MRP Shares were used to redeem all 4,000,000 shares of our Series D MRP Shares with a total liquidation preference of $100 million, to make investments in portfolio companies, to repay indebtedness, and for general corporate purposes. The redemption price per share is equal to the liquidation preference per share of $25.00, plus (i) accumulated unpaid dividends of $0.144375, calculated using the current rate of 4.95% accrued to, but not including the redemption date and (ii) a redemption premium of $0.125 (0.5% of the liquidation preference per share).

Senior Notes Issuance. On April 16, 2013, we executed a definitive agreement for the private placement of $235 million of Senior Notes. In conjunction with execution of this agreement, on April 16, 2013, the Company received funding of $110 million (the “April Funding”) of the $235 million total offering amount. The remaining $125 million was funded on June 13, 2013 (the “June Funding”). Proceeds from the April Funding was used to make new portfolio investments and to repay indebtedness, and proceeds from the June Funding was used to refinance $125 million principal amount of the Series K Senior Notes, which matured on June 19, 2013.

PORTFOLIO INVESTMENTS

Our investments are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships and (iii) other Midstream Energy Companies. We may also invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or Fitch, Inc., comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

As of May 31, 2013, we held $5.5 billion in equity securities. Our top 10 largest holdings by issuer as of that date were:

Company	Sector	Units/Shares (in thousands)	Amount ($ millions)	Percent of Long-Term Investments
Enterprise Products Partners L.P.	Midstream MLP	8,489	$504.2	9.2%
Plains All American Pipeline, L.P.	Midstream MLP	6,852	384.9	7.0
Kinder Morgan Management, LLC	MLP Affiliate	4,436	360.3	6.5
MarkWest Energy Partners, L.P.	Midstream MLP	5,090	335.2	6.1
Williams Partners L.P.	Midstream MLP	5,007	249.8	4.5
Regency Energy Partners LP	Midstream MLP	8,640	221.5	4.0
ONEOK Partners, L.P.	Midstream MLP	4,110	212.7	3.9
DCP Midstream Partners, LP	Midstream MLP	3,966	189.6	3.4
Enbridge Energy Partners, L.P.	Midstream MLP	5,925	174.9	3.2
Buckeye Partners, L.P.	Midstream MLP	2,659	174.1	3.2

THE INVESTMENT ADVISER

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, and is responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with KAFA, “Kayne Anderson”). Each of KAFA and KACALP is an SEC-registered investment adviser. As of May 31, 2013, Kayne Anderson and its affiliates managed approximately $22 billion, including approximately $14 billion in MLPs and other Midstream Energy

Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

DISTRIBUTIONS

We have paid distributions to our common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders. Our quarterly distribution per share has increased by 51% since inception and we have increased our distribution in each of the last ten quarters. Our most recent quarterly distribution of $0.565 per share, paid to common stockholders in April 2013, was 9.2% higher than the corresponding distribution paid in April 2012. Our next regularly scheduled quarterly distribution will be for our fiscal quarter ended May 31, 2013 and, if approved by our Board of Directors, will be paid to common stockholders on or about July 12, 2013. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, meeting the terms of our preferred stock and the asset coverage requirements of the 1940 Act and complying with Maryland law, our state of incorporation. The distributions we have paid since the beginning of fiscal 2011 are as follows:

Payment Date	Distribution per Share ($)
April 12, 2013	$0.5650
January 11, 2013	0.5500
October 12, 2012	0.5375
July 13, 2012	0.5275
April 13, 2012	0.5175
January 13, 2012	0.5100
October 14, 2011	0.5025
July 15, 2011	0.4975
April 15, 2011	0.4900
January 14, 2011	0.4850

THE OFFERING

Common stock offered	Up to $200,000,000
Use of proceeds after expenses	We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. See “Use of Proceeds” in this prospectus supplement.
Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of risk factors you should carefully consider before investing in shares of our common stock.
NYSE Symbol	“KYN”

Stockholder transaction expenses:

Sales load (as a percentage of offering price)	Up to 2.0%
Offering expenses borne by us (as a percentage of offering price)	.11%
Dividend Reinvestment Plan fees(1)	None

(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

Example	This example replaces the example set forth on page 11 of the accompanying prospectus under the caption “Fees and Expenses” with respect to this offering.
The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock assuming (1) a sales load of 2.0% and offering expenses of 0.11% of the offering price; (2) total annual expenses of 5.0% of net assets attributable to shares of common stock; (3) a 5% annual return on our portfolio securities, and income tax expense associated with the 5% assumed rate of return on such portfolio securities; and (4) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders	$69	$208	$353	$746

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

ISSUANCE BELOW NET ASSET VALUE

The offering price per share of common stock during this offering, after deducting all expenses of issuance, including the compensation paid to the Sales Agent, must equal or exceed our NAV per common share. See “Description of Capital Stock — Common Stock — Issuance of Additional Shares” in the accompanying prospectus.

USE OF PROCEEDS

We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes.

CAPITALIZATION

The following table sets forth our capitalization: (i) as of February 28, 2013, (ii) as adjusted to give effect to the issuance of 4,543,995 shares of common stock on March 12, 2013, the issuance of Series F MRPS Shares with liquidation preference of $125 million issued on April 3, 2013, the redemption of the 4,000,000 shares of Series D MRP Shares and Senior Notes closed on April 16, 2013 ($110 million) and on June 13, 2013 ($125 million) and (iii) pro forma as adjusted to reflect the issuance of shares offered hereby (assuming the sale of 5,374,899 shares of common stock at a price of $37.21 per share (based on the last reported sale price of our shares of common stock on the NYSE as of May 31, 2013). Actual sales, if any, of our shares of common stock, and the actual application of the proceeds thereof, under this prospectus supplement and the accompanying prospectus may be different than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $37.21 per share, depending on the market price of our common stock at the time of any such sale. As indicated below, common stockholders will bear the offering costs associated with this offering.

	As of February 28, 2013
	(Unaudited)
	Actual	As Adjusted	Proforma As Adjusted
	($ in 000s, except per share data)
Repurchase Agreements, Cash and Cash Equivalents	$9,772	$264,907	$460,687	(1)
Short-Term Debt:
Revolving Credit Facility	21,000	—	—	(1)
Long-Term Debt: (2)
Senior Notes Series K (2) (3)	125,000	—	—
Senior Notes Series M (3)	60,000	60,000	60,000
Senior Notes Series N (3)	50,000	50,000	50,000
Senior Notes Series O (3)	65,000	65,000	65,000
Senior Notes Series P (3)	45,000	45,000	45,000
Senior Notes Series Q (3)	15,000	15,000	15,000
Senior Notes Series R (3)	25,000	25,000	25,000
Senior Notes Series S (3)	60,000	60,000	60,000
Senior Notes Series T (3)	40,000	40,000	40,000
Senior Notes Series U (3)	60,000	60,000	60,000
Senior Notes Series V (3)	70,000	70,000	70,000
Senior Notes Series W (3)	100,000	100,000	100,000
Senior Notes Series X (3)	14,000	14,000	14,000
Senior Notes Series Y (3)	20,000	20,000	20,000
Senior Notes Series Z (3)	15,000	15,000	15,000
Senior Notes Series AA (3)	15,000	15,000	15,000
Senior Notes Series BB (3)	35,000	35,000	35,000
Senior Notes Series CC (3)	76,000	76,000	76,000
Senior Notes Series DD (2) (3)	—	75,000	75,000
Senior Notes Series EE (2) (3)	—	50,000	50,000
Senior Notes Series FF (2) (3)	—	65,000	65,000
Senior Notes Series GG (2) (3)	—	45,000	45,000

Total Long-Term Debt:	$890,000	$1,000,000	$1,000,000
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,160,000 shares issued and outstanding, 4,160,000 shares authorized) (3)	$104,000	$104,000	$104,000
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (3)	8,000	8,000	8,000
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (3)	42,000	42,000	42,000
Series D MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,000,000 shares issued and outstanding, 4,000,000 shares authorized, actual; no shares authorized and outstanding, as adjusted) (3) (4)	100,000	—	—
Series E MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,800,000 shares issued and outstanding, 4,800,000 shares authorized) (3)	120,000	120,000	120,000
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (no shares authorized and outstanding, actual; 5,000,000 shares issued and outstanding, 5,000,000 shares authorized, as adjusted) (3) (4)	—	125,000	125,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 185,040,000 shares authorized 88,621,686 shares issued and outstanding, actual; 184,040,000 shares authorized, 93,165,681 shares issued and outstanding, as adjusted; 184,040,000 shares authorized, 98,540,580 shares issued and outstanding proforma as adjusted (3) (5) (6)	$89	$93	$99
Paid-in capital (7)	1,695,233	1,840,709	2,036,483	(8)
Accumulated net investment loss, net of income taxes, less dividends	(558,875)	(558,875)	(558,875)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	318,279	318,279	318,279
Net unrealized gains on investments and options, net of income taxes	1,285,505	1,285,505	1,285,505

Net assets applicable to common stockholders	$2,740,231	$2,885,711	$3,081,491

(1)	We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such uses, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations, money market instruments or cash.

(2)	On April 16, 2013, we executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with execution of this agreement, on April 16, 2013, we received funding of $110,000 of the $235,000 total offering amount. The remaining $125,000 was funded on June 13, 2013 and the proceeds were used to redeem the $125,000 of Series K Senior Notes which matured on June 19, 2013.

(3)	We do not hold any of these outstanding securities for our account.

(4)	On April 3, 2013, we completed a public offering of 5,000,000 shares of Series F MRP Shares at a price of $25.00 per share. Net proceeds from the offering were approximately $122,300 and were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock.

(5)	On March 12, 2013, we completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. Net proceeds were used to make additional portfolio investments, to repay indebtedness and for general corporate purposes.

(6)	On April 5, 2013, we issued 172,401 shares of common stock pursuant to our dividend reinvestment plan which are not reflected in the as adjusted or proforma as adjusted shares issued and outstanding.

(7)	As adjusted, additional paid-in capital reflects the issuance of shares of common stock offering net of underwriting discounts and offering costs ($145,476), less $0.001 par value per share of common stock ($4).

(8)	Proforma as adjusted, additional paid-in capital reflects the proceeds from the issuance of shares of common stock offered hereby ($200,000), less $0.001 par value per share of common stock ($6), less the sales commission ($4,000) and less the estimated offering costs borne by us ($220) related to the issuance of shares of common stock in this offering.

PLAN OF DISTRIBUTION

We have entered into a Sales Agreement under which we may issue and sell from time to time shares of our common stock having an aggregate sales price of up to $200 million through Cantor Fitzgerald as our agent or as principal. Sales of the shares of common stock, if any, will be made by means of ordinary brokers’ transactions on the NYSE or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. As agent, Cantor Fitzgerald will not engage in any transactions that stabilize our common stock.

The Sales Agent will offer the common stock subject to the terms and conditions of the Sales Agreement on a daily basis or as otherwise agreed upon by us and the Sales Agent. We will designate the maximum amount of common stock to be sold through the Sales Agent on a daily basis or otherwise determine such maximum amount together with the Sales Agent. Subject to the terms and conditions of the Sales Agreement, the Sales Agent will use its commercially reasonable efforts to sell on our behalf all of the designated common stock. We may instruct the Sales Agent not to sell common stock if the sales cannot be effected at or above the price designated by us in any such instruction. We or the Sales Agent may suspend the offering of the common stock being made through the Sales Agent under the Sales Agreement upon proper notice to the other party.

Under the terms of the Sales Agreement, the Sales Agent will receive from us a total commission up to 2.0% of the gross sales price per share of common stock for any shares sold through the Sales Agent. The actual commission will be agreed upon at the time of sale by us and the Sales Agent. The remaining sales proceeds, after deducting any expenses payable by us and any transaction fees imposed by any governmental, regulatory, or self-regulatory organization in connection with the sales, will equal our net proceeds for the sale of such common stock. If the Sales Agent engages in special selling efforts, as that term is used in Regulation M under the Exchange Act, the Sales Agent will receive from us a commission agreed upon at the time of sale.

The Sales Agent will provide written confirmation to us before the opening of trading on the NYSE on the day immediately following each day on which shares of common stock are sold under the Sales Agreement. Each confirmation will include the number of shares of common stock sold on that day, the net proceeds to us and the compensation payable by us to the Sales Agent.

Settlement for sales of common stock will occur, unless the parties agree otherwise, on the third business day that is also a trading day following the date on which any sales were made in return for payment of the net proceeds to us. There is no arrangement for funds to be received in escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of common stock sold through the Sales Agent in connection with the sales of common stock.

In connection with the sales of the common stock on our behalf, the Sales Agent may be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation paid to the Sales Agent may be deemed to be underwriting commissions or discounts. We have agreed in the Sales Agreement to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the 1933 Act.

In the ordinary course of their business, the Sales Agent and/or its affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory, or other services for us for which they have received, or may receive, separate fees.

If the Sales Agent or we have reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied, that party will promptly notify the other and sales of common stock under the Sales Agreement will be suspended until that or other exemptive provisions have been satisfied in the judgment of the Sales Agent and us.

We estimate that the total expenses of the offering payable by us, excluding commissions payable to the Sales Agent under the Sales Agreement, will be approximately $220,000.

The offering of shares of common stock pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of shares of our common stock having an aggregate sales price of $200 million and (2) the termination of the Sales Agreement by the Sales Agent or us.

LEGAL MATTERS

Certain legal matters in connection with our common stock will be passed upon for us by Paul Hastings LLP (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended February 28, 2013. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules thereto. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules thereto) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE THREE MONTHS ENDED FEBRUARY 28, 2013 AND FINANCIAL HIGHLIGHTS FOR THE PERIOD SEPTEMBER 28, 2004

THROUGH NOVEMBER 30, 2004 AND FOR THE FISCAL YEARS ENDED

NOVEMBER 30, 2005 THROUGH 2012 AND FOR THE THREE MONTHS ENDED

FEBRUARY 28, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of February 28, 2013, we had total assets of $4.9 billion, net assets applicable to our common stock of $2.7 billion (net asset value per share of $30.92), and 88.6 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of February 28, 2013, we held $4.9 billion in equity investments and no debt investments.

Recent Events

On March 5, 2013, we entered into a new unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The new Credit Facility has a three-year term maturing on March 4, 2016 and a total commitment amount of $250.0 million, an increase of $50.0 million from the prior Credit Facility. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

On March 12, 2013, we completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. The net proceeds of $145.5 million were used to make additional portfolio investments, repay indebtedness and for general corporate purposes.

On April 3, 2013, we completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock (“Series F MRP Shares”) at a price of $25.00 per share. The Series F MRP Shares pay cash dividends at a rate of 3.50% per annum. Net proceeds from the offering were $122.5 million. The net proceeds from this offering were used to redeem all 4,000,000 shares of our Series D mandatory redeemable preferred stock (“Series D MRP Shares”) with a $100.0 million liquidation preference, to make additional portfolio investments, to repay indebtedness, and for general corporate purposes.

On April 16, 2013, we executed a definitive agreement for the private placement of $235.0 million of senior unsecured notes (“Senior Notes”). In conjunction with execution of this agreement, on April 16, 2013, we received funding of $110.0 million (the “April Funding”) of the $235.0 million total offering amount. The remaining $125.0 million is expected to be funded in June 2013 (the “June Funding”). Proceeds from the April Funding will be used to make new portfolio investments and to repay indebtedness, and proceeds from the June Funding will be used to refinance $125.0 million principal amount of the Series K Senior Notes, which mature on June 19, 2013.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding (in millions)	June Funding (in millions)	Total Amount (in millions)	Interest Rate	Maturity
DD	$35.0	$40.0	$75.0	2.74%	4/16/19
EE	24.0	26.0	50.0	3.20%	4/16/21
FF	30.0	35.0	65.0	3.57%	4/16/23
GG	21.0	24.0	45.0	3.67%	4/16/25

	$110.0	$125.0	$235.0

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments as of February 28, 2013

Listed below are our top ten portfolio investments by issuer as of February 28, 2013.

Holding	Sector	Amount ($millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.	Midstream MLP	$434.9	9.0%
2. Plains All American Pipeline, L.P.	Midstream MLP	375.1	7.7
3. Kinder Morgan Management, LLC	Midstream MLP	356.7	7.3
4. MarkWest Energy Partners, L.P.	Midstream MLP	283.6	5.8
5. El Paso Pipeline Partners, L.P.	Midstream MLP	207.6	4.3
6. Energy Transfer Equity, L.P.	General Partner MLP	206.9	4.3
7. Williams Partners L.P.	Midstream MLP	203.5	4.2
8. Regency Energy Pertners LP	Midstream MLP	185.8	3.8
9. ONEOK Partners, L.P.	Midstream MLP	161.8	3.3
10. Enbridge Energy Partners, L.P.	Midstream MLP	157.1	3.2

		$2,573.0	52.9%

Results of Operations — For the Three Months Ended February 28, 2013

Investment Income.    Investment income totaled $9.0 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $66.6 million of cash dividends and distributions, of which $56.9 million was treated as return of capital and $0.7 million were distributions in excess of cost basis. We received $7.1 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $31.0 million, including $15.7 million of investment management fees, $9.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.3 million), and $0.9 million of other operating expenses. Preferred stock distributions for the quarter were $4.8 million (including non-cash amortization of $0.2 million).

Net Investment Loss.    Our net investment loss totaled $15.3 million and included a current and deferred income tax benefit of $6.7 million.

Net Realized Gains.    We had net realized gains from our investments of $27.7 million, net of $16.3 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $249.9 million. The net change consisted of $396.1 million of unrealized gains from investments, $0.6 million of unrealized losses from option activity and a deferred tax expense of $146.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $262.3 million. This increase was comprised of a net investment loss of $15.3 million; net realized gains of $27.7 million; and net change in unrealized gains of $249.9 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2013
Distributions and Other Income from Investments
Dividends and Distributions	$66.6
Paid-In-Kind Dividends	7.1
Net Premiums Received from Call Options Written	1.6

Total Distributions and Other Income from Investments	75.3
Expenses
Investment Management Fee	(15.7)
Other Expenses	(0.9)
Interest Expense	(9.3)
Preferred Stock Distributions	(4.6)
Income Tax Benefit	6.7

Net Distributable Income (NDI)	$51.5

Weighted Shares Outstanding	88.5
NDI per Weighted Share Outstanding	$0.58

Distributions paid per Common Share(1)	$0.565

(1)	The distribution of $0.565 per share for the first quarter of fiscal 2013 was paid to common stockholders on April 12, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On March 20, 2013, we declared a quarterly distribution of $0.565 per common share for the first quarter of fiscal 2013 (a total distribution of $52.6 million). The distribution represents an increase of 2.7% from the prior quarter’s distribution and an increase of 9.2% from the distribution for the quarter ended February 29, 2012. The distribution was paid on April 12, 2013 to common stockholders of record on April 5, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Interest or dividend premiums paid associated with the redemption of senior unsecured notes or preferred stock are included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at February 28, 2013 of $1,285.0 million was comprised of $890.0 million of Senior Notes, $21.0 million outstanding under our Credit Facility and $374.0 million of mandatory redeemable preferred stock. Total leverage represented 26% of total assets at February 28, 2013. As of April 18, 2013, we had $125.0 million borrowed under our Credit Facility, and we had $2.1 million of cash.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

On March 5, 2013, we entered into a new Credit Facility with a syndicate of lenders. The new Credit Facility has a three-year commitment maturing on March 4, 2016 and a total commitment amount of $250.0 million, an increase of $50.0 million from the prior Credit Facility. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

We had $890.0 million of Senior Notes outstanding at February 28, 2013. On April 16, 2013, we executed a definitive agreement for the private placement of $235.0 million of Senior Notes. In conjuction with the execution of this agreement, on April 16, 2013, we received funding of $110.0 million of the $235.0 million total offering amount. The remaining $125.0 million is expected to be funded in June 2013 and will be used to refinance $125.0 million principal amount of our Series K Senior Notes which mature on June 19, 2013. The remaining Senior Notes mature between 2014 and 2025.

As of February 28, 2013, we had $374.0 million of mandatory redeemable preferred stock outstanding. On April 3, 2013, we completed a public offering of $125.0 million of Series F MRP Shares. A portion of the proceeds were used to redeem all of the Series D MRP Shares with a $100.0 million liquidation preference. The remaining mandatory redeemable preferred stock outstanding is subject to mandatory redemption at various dates from 2017 through 2020.

At February 28, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 442% and 313% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

As of February 28, 2013, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest or dividend rate on our total leverage was 4.3%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 177.3%
Equity Investments(1) — 177.3%
Midstream MLP(2) — 140.1%
Access Midstream Partners, L.P.	2,002	$74,543
Boardwalk Pipeline Partners, LP	853	22,645
Buckeye Partners, L.P.(3)	1,861	103,643
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	948	50,573
Copano Energy, L.L.C.	1,597	61,566
Crestwood Midstream Partners LP	2,589	64,981
Crestwood Midstream Partners LP — Class C Units(4)(5)	1,226	30,567
Crosstex Energy, L.P.	5,758	97,141
DCP Midstream Partners, LP	3,122	126,855
El Paso Pipeline Partners, L.P.	4,968	207,613
Enbridge Energy Management, L.L.C.(5)	166	4,548
Enbridge Energy Partners, L.P.	5,670	157,110
Energy Transfer Partners, L.P.(6)	1,104	52,889
Enterprise Products Partners L.P.	7,674	434,860
Global Partners LP	2,054	69,312
Inergy, L.P.	4,303	85,894
Inergy Midstream, L.P.	1,476	35,326
Inergy Midstream, L.P. — Unregistered(4)	1,905	44,012
Kinder Morgan Management, LLC(5)	4,307	356,724
Magellan Midstream Partners, L.P.(6)	2,769	138,903
MarkWest Energy Partners, L.P.(3)(6)	4,961	283,611
MPLX LP	372	12,174
Niska Gas Storage Partners LLC	1,904	22,492
NuStar Energy L.P.(6)	974	49,729
ONEOK Partners, L.P.	2,953	161,842
Plains All American Pipeline, L.P.(3)	6,852	375,136
PVR Partners, L.P.(3)	4,849	112,489
Regency Energy Partners LP	7,810	185,795
Summit Midstream Partners, LP	1,131	25,463
Targa Resources Partners L.P.	1,691	69,648
Tesoro Logistics LP	562	28,064
Western Gas Partners, LP	1,604	87,976
Williams Partners L.P.	4,095	203,533

		3,837,657

General Partner MLP — 11.4%
Alliance Holdings GP L.P.	1,885	97,911
Energy Transfer Equity, L.P.	3,891	206,943
Western Gas Equity Partners, LP	250	8,499

		313,353

Midstream — 8.8%
Kinder Morgan, Inc.	1,029	38,138
ONEOK, Inc.	1,510	67,913

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Midstream (continued)
Plains All American GP LLC — Unregistered(3)(4)	24	$65,496
Targa Resources Corp.	145	8,845
The Williams Companies, Inc.(6)	1,766	61,287

		241,679

Shipping MLP — 7.5%
Capital Product Partners L.P.	2,841	22,699
Golar LNG Partners LP	216	6,440
Navios Maritime Partners L.P.	1,876	25,852
Teekay LNG Partners L.P.	1,552	60,780
Teekay Offshore Partners L.P.	3,179	88,992

		204,763

Upstream MLP & Income Trust — 4.5%
BreitBurn Energy Partners L.P.	2,420	47,076
Legacy Reserves L.P.	278	7,330
Memorial Production Partners LP	339	6,366
Mid-Con Energy Partners, LP	1,258	27,666
Pacific Coast Oil Trust	578	10,965
SandRidge Mississippian Trust II	702	9,478
SandRidge Permian Trust	610	9,573
VOC Energy Trust	347	4,521

		122,975

Other — 5.0%
Alliance Resource Partners, L.P.	163	10,143
Clearwater Trust (3)(4)(7)	N/A	2,630
Exterran Partners, L.P.	2,903	68,452
Hi-Crush Partners LP	1,289	24,171
PetroLogistics LP	893	13,948
SunCoke Energy Partners, L.P.(8)	667	13,160
USA Compression Partners, LP(8)	273	5,086

		137,590

Total Equity Investments (Cost — $2,810,624)		4,858,017

	No. of Contracts
Liabilities
Call Option Contracts Written(9)
Midstream MLP
Energy Transfer Partners, L.P., call option expiring 3/15/13 @ $47.50	1,000	(75)
Magellan Midstream Partners, L.P., call option expiring 3/15/13 @ $47.50	500	(140)
Magellan Midstream Partners, L.P., call option expiring 3/15/13 @ $50.00	2,500	(212)
MarkWest Energy Partners, L.P., call option expiring 3/15/13 @ $55.00	1,030	(257)
MarkWest Energy Partners, L.P., call option expiring 4/19/13 @ $55.00	1,030	(330)
MarkWest Energy Partners, L.P., call option expiring 4/19/13 @ $57.50	690	(83)
NuStar Energy L.P., call option expiring 3/15/13 @ $50.00	4,000	(600)

		(1,697)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Contracts	Value
Midstream
The Williams Companies, Inc.., call option expiring 4/19/13 @ $34.00	500	$ (63)
The Williams Companies, Inc.., call option expiring 4/19/13 @ $35.00	500	(40)

		(103)

Total Call Option Contracts Written (Premiums Received — $1,217)		(1,800)

Credit Facility		(21,000)
Senior Unsecured Notes		(890,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(374,000)
Current Tax Liability		(573)
Deferred Tax Liability		(809,631)
Other Liabilities		(50,333)

Total Liabilities		(2,147,337)
Other Assets		29,551

Total Liabilities in Excess of Other Assets		(2,117,786)

Net Assets Applicable to Common Stockholders		$2,740,231

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	The Company believes that it is an affiliate of Buckeye Partners, L.P., Clearwater Trust, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(4)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(5)	Distributions are paid-in-kind.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,330,290)	$3,864,439
Affiliated (Cost — $480,334)	993,578

Total investments (Cost — $2,810,624)	4,858,017
Cash	9,772
Deposits with brokers	613
Receivable for securities sold	7,380
Interest, dividends and distributions receivable	1,485
Deferred debt issuance and preferred stock offering costs and other assets	10,301

Total Assets	4,887,568

LIABILITIES
Payable for securities purchased	23,298
Investment management fee payable	15,713
Accrued directors’ fees and expenses	91
Call option contracts written (Premiums received — $1,217)	1,800
Accrued expenses and other liabilities	11,215
Interest rate swap contract	16
Current tax liability	573
Deferred tax liability	809,631
Credit facility	21,000
Senior unsecured notes	890,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (14,960,000 shares issued and outstanding)	374,000

Total Liabilities	2,147,337

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,740,231

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (88,621,686 shares issued and outstanding, 185,040,000 shares authorized)	$89
Paid-in capital	1,695,233
Accumulated net investment loss, net of income taxes, less dividends	(558,875)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	318,279
Net unrealized gains on investments and options, net of income taxes	1,285,505

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,740,231

NET ASSET VALUE PER COMMON SHARE	$30.92

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2013

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$53,354
Affiliated investments	13,217

Total dividends and distributions	66,571
Return of capital	(56,837)
Distributions in excess of cost basis	(735)

Total Investment Income	8,999

Expenses
Investment management fees	15,713
Administration fees	215
Professional fees	149
Custodian fees	117
Reports to stockholders	88
Directors’ fees and expenses	88
Insurance	58
Other expenses	200

Total expenses — before interest expense, preferred distributions and taxes	16,628
Interest expense and amortization of debt issuance costs	9,573
Distributions on mandatory redeemable preferred stock and amortization of offering costs	4,845

Total expenses — before taxes	31,046

Net Investment Loss — Before taxes	(22,047)
Current tax benefit	427
Deferred tax benefit	6,349

Net Investment Loss	(15,271)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	43,750
Options	186
Current tax expense	(1,024)
Deferred tax expense	(15,232)

Net Realized Gains	27,680

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	280,511
Investments — affiliated	116,833
Options	(610)
Interest Rate Swap Contracts	(16)
Deferred tax expense	(146,786)

Net Change in Unrealized Gains	249,932

Net Realized and Unrealized Gains	277,612

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$262,341

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment loss, net of tax(1)	$(15,271)		$(58,611)
Net realized gains, net of tax	27,680		94,944
Net change in unrealized gains, net of tax	249,932		235,058

Net Increase in Net Assets Resulting from Operations	262,341		271,391

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(21,889	)(2)	(127,330	)(3)
Distributions — return of capital	(26,748	)(2)	(45,115	)(3)

Dividends and Distributions to Common Stockholders	(48,637)		(172,445)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 12,500,000 shares of common stock	—		385,075
Underwriting discounts and offering expenses associated with the issuance of common stock	(27)		(16,085)
Issuance of 190,273 and 801,204 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	5,733		23,282

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	5,706		392,272

Total Increase in Net Assets Applicable to Common Stockholders	219,410		491,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,520,821		2,029,603

End of period	$2,740,231		$2,520,821

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $4,597 paid to mandatory redeemable preferred stockholders during the three months ended February 28, 2013 will be a dividend (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $17,409 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the three months ended February 28, 2013 as either a dividend (eligible to be treated as qualified dividend income) or distributions (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the period will not be determined until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(3)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2012 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$262,341
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	56,837
Net realized gains	(43,936)
Net unrealized gains	(397,328)
Purchase of long-term investments	(202,143)
Proceeds from sale of long-term investments	202,512
Increase in deposits with brokers	(397)
Increase in receivable for securities sold	(701)
Increase in interest, dividends and distributions receivable	(1,397)
Amortization of deferred debt issuance costs	333
Amortization of mandatory redeemable preferred stock issuance costs	248
Increase in other assets, net	(115)
Increase in payable for securities purchased	18,747
Increase in investment management fee payable	526
Decrease in accrued directors’ fees and expenses	(3)
Increase in call option contracts written, net	1,421
Decrease in accrued expenses and other liabilities	(8,048)
Increase in current tax liability	34
Increase in deferred tax liability	155,669

Net Cash Provided by Operating Activities	44,600

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	2,000
Issuance of shares of common stock, net of offering costs	(27)
Costs associated with issuance of mandatory redeemable preferred stock	(15)
Cash distributions paid to common stockholders, net	(42,904)

Net Cash Used in Financing Activities	(40,946)

NET INCREASE IN CASH	3,654
CASH — BEGINNING OF PERIOD	6,118

CASH — END OF PERIOD	$9,772

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $5,733 pursuant to the Company’s dividend reinvestment plan.

During the three months ended February 28, 2013, interest paid was $17,264 and income tax paid was $563.

The Company received $7,135 paid-in-kind dividends during the three months ended February 28, 2013. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51		$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.17)		(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	3.13		4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	2.96		3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—		—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(0.25)		(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.30)		(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(0.55)		(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	—		0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	—		0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	—		0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$30.92		$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$35.38		$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	15.7	%(7)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,740,231		$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.5%		2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.1		0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6		2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.3		2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	24.9		7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	29.8%		12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.4)%		(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	10.3	%(7)	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	4.3	%(7)	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,549,038		$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	890,000		890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	21,000		19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—		—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	374,000		374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	88,532,892		82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	441.8%		418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	313.2%		296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.77		$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the three months ended February 28, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarterly basis, or if the investment is new, at the end of the month in which the investment was made.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of the month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2013, the Company held 7.1% of its net assets applicable to common stockholders (4.0% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $193,278. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 28, 2013, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three months ended February 28, 2013, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the three months ended February 28, 2013, the Company had $56,837 of return of capital and $735 of cash distributions that were in excess of cost basis, which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

Three Months Ended February 28, 2013
Return of capital portion of dividends and distributions received	85%
Return of capital — attributable to net realized gains (losses)	$5,286
Return of capital — attributable to net change in unrealized gains (losses)	51,551

Total return of capital	$56,837

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. During the three months ended February 28, 2013, the Company received the following paid-in-kind dividends.

Three Months Ended February 28, 2013
Buckeye Partners, L.P. (Class B Units)	$961
Crestwood Midstream Partners LP (Class C Units)(1)	612
Enbridge Energy Management, L.L.C.	89
Kinder Morgan Management, LLC	5,473

Total paid-in-kind dividends	$7,135

(1)	Converted to common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 28, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 28, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$4,858,017	$4,664,739	$—	$193,278

Liabilities at Fair Value
Interest rate swap contract	$16	$—	$16	$—
Call option contracts written	1,800	—	1,800	—

	$1,816	$—	$1,816	$—

For the three months ended February 28, 2013, there were no transfers between Level 1 and Level 2.

As of February 28, 2013, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $890,000 and 14,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $374,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $374,000 of mandatory redeemable preferred stock, Series D ($100,000 liquidation value) and Series E ($120,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 aggregate liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Senior Notes ($890,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$890,000	$931,700
Mandatory redeemable preferred stock	$374,000	$388,580

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2013.

Equity Investments
Balance — November 30, 2012	$129,311
Purchases	40,000
Issuances	1,573
Transfers out	—
Realized gains (losses)	—
Unrealized gains, net	22,394

Balance — February 28, 2013	$193,278

The $22,394 of unrealized gains presented in the table above for the three months ended February 28, 2013 relate to investments that are still held at February 28, 2013, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchase of $40,000 for the three months ended February 28, 2013 relates to the Company’s investment in Inergy Midstream, L.P. (Common Units). The issuances of $1,573 for the three months ended February 28, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return discount rates.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of February 28, 2013:

Quantitative Table for Valuation Techniques

				Range		Weighted Average(1)
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$125,152	- Discount to publicly traded	- Current discount	0.7%	4.2%	3.1%
public companies		securities
(PIPE)			- Remaining restricted period	32 days	324 days	161 days

Equity securities of	68,126	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	19.5x	20.5x	20.0x
common units / common equity			- Discount for marketability	15.0%	15.0%	15.0%

		- M&A analysis	- Selected EV / EBITDA multiples	17.5x	18.5x	18.0x
		- Discounted cash flow	- Equity rate of return	18.0%	25.0%	20.2%

Total	$193,278

(1)	Weighted average based on the fair value of investments in each category.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of total assets in MLPs and other Midstream Energy Companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, including supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by such portfolio company’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the Company’s net asset value. The Company may invest up to 20% of its total assets in debt securities of MLP’s and other Midstream Energy Companies, which may include below investment grade debt securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 20, 2012, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2013 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a one year agreement with KAFA to waive a portion of its management fee, which agreement may be renewed annually. Effective October 1, 2012, KAFA agreed to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000 (thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000). For the three months ended February 28, 2013, the Company paid management fees at an annual rate of 1.371% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of February 28, 2013, the Company believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At February 28, 2013, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

6. Income	Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

At February 28, 2013, the Company had a current income tax payable of $573. The payable primarily is the result of estimated taxable income under alternative minimum tax (“AMT”) for fiscal 2013. Components of the Company’s tax assets and liabilities as of February 28, 2013 are as follows:

Current tax liability	$(573)

Deferred tax assets:
Net operating loss carryforwards — Federal	44,427
Net operating loss carryforwards — State	3,716
AMT credit carryforwards	2,282
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(860,056)

Total deferred tax liability, net	$(809,631)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2013, the Company had federal net operating loss carryforwards of $130,954 (deferred tax asset of $44,427). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2027 to 2032. In addition, the Company has state net operating loss carryforwards of $120,770 (deferred tax asset of $3,716). These state net operating loss carryforwards have expiration dates ranging from the current year to 2032.

At February 28, 2013, the Company had AMT credit carryforwards of $2,282. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2011, the Company received $174,040 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $113,567 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three months ended February 28, 2013, as follows:

Three Months Ended February 28, 2013
Computed federal income tax at 35%	$146,513
State income tax, net of federal tax	8,448
Non-deductible distributions on mandatory redeemable preferred stock and other	1,305

Total income tax expense (benefit)	$156,266

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2013, the cost basis of investments for federal income tax purposes was $2,566,402. The cost basis for federal income tax purposes is $244,222 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At February 28, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$2,300,143
Gross unrealized depreciation of investments (including options)	(9,111)

Net unrealized appreciation of investments (before interest rate swap contract)	2,291,032
Net unrealized depreciation on interest rate swap contract	(16)

Net unrealized appreciation of investments	$2,291,016

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 28, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	948	$45,006	$50,573	$53.36	1.9%	1.0%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	2,630	N/A	0.1	0.1
Crestwood Midstream Partners LP
Class C Units	(2)	(3)	1,226	26,007	30,567	24.93	1.1	0.6
Inergy Midstream, L.P.
Common Units	12/7/12	(3)	1,905	39,331	44,012	25.11	1.6	0.9
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	30,129	65,496	2,696	2.4	1.4

Total				$143,739	$193,278		7.1%	4.0%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the three months ended February 28, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP’s board of directors (see Note 5 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at February 28, 2013 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 28, 2013 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2012	4,100	$406
Options written	19,130	1,849
Options subsequently repurchased(1)	(3,700)	(381)
Options exercised	(7,780)	(657)
Options expired	—	—

Options outstanding at February 28, 2013(2)	11,750	$1,217

(1)	The price at which the Company subsequently repurchased the options was $195, which resulted in a realized gain of $186.

(2)	The percentage of total investments subject to call options written was 1.2% at February 28, 2013.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment.

During the first quarter of fiscal 2013, the Company entered into an interest rate swap contract ($75,000 notional amount) in anticipation of the private placements of Senior Notes. As of February 28, 2013, the net unrealized depreciation of the outstanding interest rate swap contact was $16.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 28, 2013
Call options	Call option contracts written	$(1,800)
Interest rate swap contract	Interest rate swap contract	(16)

		$(1,816)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 28, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$186	$(610)
Interest rate swap contracts	Interest rate swap contract	—	(16)

		$186	$(626)

9. Investment	Transactions

For the three months ended February 28, 2013, the Company purchased and sold securities in the amounts of $202,143 and $202,512 (excluding short-term investments and options), respectively.

10.	Credit Facility

At February 28, 2013, the Company had a $200,000 unsecured revolving credit facility (the “Credit Facility”). On March 5, 2013, the Company renewed its Credit Facility that was scheduled to mature on June 11, 2013 with a syndicate of lenders. The new Credit Facility has a three-year term, maturing on March 4, 2016, and a total commitment amount of $250,000. Under the new Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios (prior to renewal, the interest rate varied between LIBOR plus 1.75% and LIBOR plus 3.00%). The Company pays a fee of 0.30% per annum on any unused amounts of the new Credit Facility (the fee was 0.40% per annum prior to the renewal). See Note 14 — Subsequent Events.

For the three months ended February 28, 2013, the average amount outstanding under the Credit Facility was $63,844 with a weighted average interest rate of 2.04%. As of February 28, 2013, the Company had $21,000 outstanding under the Credit Facility at an interest rate of 3.02%. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11. Senior	Unsecured Notes

At February 28, 2013, the Company had $890,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes with interest rates ranging from 2.74% to 3.67% and maturities ranging from 2019 to 2025. In conjunction with the execution of this agreement, on April 16, 2013, the Company received funding of $100,000 of the $235,000 total offering amount. The remaining $125,000 is expected to be funded in June 2013 and will be used to refinance $125,000 principal amount of our Series K Senior Notes which mature on June 19, 2013. See Note 14 — Subsequent Events.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of the Senior Notes at February 28, 2013.

Series	Principal Outstanding, February 28, 2013	Estimated Fair Value, February 28, 2013	Fixed/Floating Interest Rate	Maturity
K	125,000	$128,000	5.991%	6/19/13
M	60,000	63,000	4.560%	11/4/14
N	50,000	50,300	3-month LIBOR + 185 bps	11/4/14
O	65,000	68,500	4.210%	5/7/15
P	45,000	45,000	3-month LIBOR + 160 bps	5/7/15
Q	15,000	15,500	3.230%	11/9/15
R	25,000	26,500	3.730%	11/9/17
S	60,000	65,400	4.400%	11/9/20
T	40,000	45,200	4.500%	11/9/22
U	60,000	59,700	3-month LIBOR + 145 bps	5/26/16
V	70,000	73,800	3.710%	5/26/16
W	100,000	109,400	4.380%	5/26/18
X	14,000	14,200	2.460%	5/3/15
Y	20,000	20,500	2.910%	5/3/17
Z	15,000	15,600	3.390%	5/3/19
AA	15,000	15,500	3.560%	5/3/20
BB	35,000	36,400	3.770%	5/3/21
CC	76,000	79,200	3.950%	5/3/22

	$890,000	$931,700

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the three months ended February 28, 2013, the weighted average interest rate on the outstanding Senior Notes was 3.94%.

As of February 28, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2013, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At February 28, 2013, the Company had 14,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $374,000 ($25.00 per share). On April 3, 2013, the Company completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $122,500 and were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock (“Series D MRP Shares”) with a $100,000 liquidation value. See Note 14 — Subsequent Events.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at February 28, 2013.

Series	Liquidation Value February 28, 2013	Estimated Fair Value, February 28, 2013	Rate	Maturity Redemption Date
A	$104,000	$113,000	5.57%	5/7/17
B	8,000	8,400	4.53%	11/9/17
C	42,000	44,900	5.20%	11/9/20
D(1)	100,000	101,080	4.95%	6/1/18
E(2)	120,000	121,200	4.25%	4/1/19

	$374,000	$388,580

(1)	Series D MRP Shares are publicly traded on the NYSE under the symbol “KYNPRD”. The fair value is based on the price of $25.27 as of February 28, 2013.

(2)	Series E mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.25 on February 28, 2013.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of February 28, 2013 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2013, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13. Common	Stock

At February 28, 2013, the Company had 185,040,000 shares of common stock authorized and 88,621,686 shares outstanding. As of that date, KACALP owned 4,000 shares. On March 12, 2013, the Company completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. See Note 14 —Subsequent Events. Transactions in common shares for the three months ended February 28, 2013 were as follows:

Shares outstanding at November 30, 2012	88,431,413
Shares issued through reinvestment of distributions	190,273

Shares outstanding at February 28, 2013	88,621,686

14. Subsequent	Events

On March 5, 2013, the Company entered into a new $250,000 Credit Facility with a syndicate of lenders. The new Credit Facility has a three-year commitment maturing on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

On March 12, 2013, the Company completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. The net proceeds of $145,480 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective and for general corporate purposes.

On March 20, 2013, the Company declared its quarterly distribution of $0.565 per common share for the first quarter of fiscal 2013 for a total quarterly distribution payment of $52,639. The distribution was paid on April 12, 2013 to common stockholders of record on April 5, 2013. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,779 was reinvested into the Company through the issuance of 172,401 shares of common stock.

On April 3, 2013, the Company completed a public offering of 5,000,000 of Series F MRP Shares at a price of $25.00 per share. The Series F MRP Shares pay cash dividends at a rate of 3.50% per annum and trade on the NYSE under the symbol “KYN.PRF”. Net proceeds from the offering were approximately $122,500. The net proceeds of the preferred stock offering were used to redeem all 4,000,000 shares of its Series D MRP shares with a total liquidation preference of $100,000, to make investments in portfolio companies in accordance with the Company’s investment objective and policies, to repay indebtedness, and for general corporate purposes. The

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

redemption price per share is equal to the liquidation preference per share of $25.00, plus (i) accumulated unpaid dividends of $0.144375, calculated using the current rate of 4.95% accrued to, but not including the redemption date and (ii) a redemption premium of $0.125 (0.5% of the liquidation preference per share).

On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with execution of this agreement, on April 16, 2013, the Company received funding of $110,000 (the “April Funding”) of the $235,000 total offering amount. The remaining $125,000 is expected to be funded in June 2013 (the “June Funding”). Proceeds from the April Funding will be used to make new portfolio investments and to repay indebtedness, and proceeds from the June Funding will be used to refinance $125,000 principal amount for the Series K Senior Notes, which mature on June 19, 2013.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding	June Funding	Total Amount	Interest Rate	Maturity
DD	$35,000	$40,000	$75,000	2.74%	4/16/19
EE	24,000	26,000	50,000	3.20%	4/16/21
FF	30,000	35,000	65,000	3.57%	4/16/23
GG	21,000	24,000	45,000	3.67%	4/16/25

	$110,000	$125,000	$235,000

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

BASE PROSPECTUS

$750,000,000

Common Stock

Preferred Stock

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us,” or “our”) is a non-diversified, closed-end management investment company that began investment activities on September 28, 2004 following our initial public offering. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. Substantially all of our total assets consist of publicly traded securities of MLPs and other Midstream Energy Companies. We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.

We may offer, from time to time, shares of our common stock ($0.001 par value per share) or shares of our preferred stock ($0.001 par value per share), which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock or preferred stock, separately or in concurrent separate offerings, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of our securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of a prospectus supplement.

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 18 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is March 4, 2013.

(continued on the following page)

(continued from the previous page)

We are managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, with KAFA, “Kayne Anderson”), a leading investor in MLPs. As of December 31, 2012, Kayne Anderson and its affiliates managed approximately $18.0 billion, including approximately $10.8 billion in MLPs and other Midstream Energy Companies.

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” The net asset value of our common stock at the close of business on December 31, 2012 was $27.21 per share, and the last sale price per share of our common stock on the NYSE as of that date was $29.47. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers of our common stock, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage—Effects of Leverage,” “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Our debt securities are our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock; (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to our obligations to any secured creditors.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus, any prospectus supplement, or any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, our common stock or preferred stock, separately or in concurrent offerings, in amounts, at prices and on terms set forth in prospectus supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated March 4, 2013 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.

You may request a free copy of our SAI, the table of contents of which is on page 87 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at (877) 657-3863, or by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Our annual, semi-annual and quarterly reports and the SAI also are available on our website at http://www.kaynefunds.com. Information included on such website does not form part of this prospectus.

We file reports (including our annual, semi-annual and quarterly reports, and the SAI), proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Copies of such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be obtained from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Company’s annual, semi-annual and quarterly reports and other information regarding the Company, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0112.

Neither our common stock nor our preferred stock represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and they are not federally insured by the Federal Deposit Insurance Corporation, the Federal Board or any other governmental agency.

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms the “Company,” “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “KAFA” or the “Adviser” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P., collectively; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal; “MLPs” or “master limited partnerships” refers to (i) energy-related partnerships, (ii) energy-related limited liability companies treated as partnerships and (iii) affiliates of those energy-related partnerships, substantially all of whose assets consist of interests in publicly traded partnerships; “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets; and “Energy Companies” means companies that own and operate assets that are used in or provide services to the energy sector, including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our outstanding shares of common stock are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. As of December 31, 2012, we had approximately 88.4 million shares of common stock outstanding, net assets applicable to our common stock of approximately $2.4 billion and total assets of approximately $4.4 billion.

Investment Objective

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies.

Investment Policies

We have adopted the following non-fundamental investment policies:

—	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

—	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

—

Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

—	We may invest up to 15% of our total assets in any single issuer.

—

We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

—

Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

—	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of MLPs, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

Our Board of Directors may change these investment policies without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change.

Our Portfolio Investments

As of December 31, 2012, we held $4.4 billion in equity investments and no debt investments. Our top 10 largest holdings by issuer as of that date were:

	Company	Sector	Units (in thousands)	Amount ($ millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream MLP	7,674	$384.3	8.7%
2.	Kinder Morgan Management, LLC	MLP Affiliate	4,377	330.3	7.5
3.	Plains All American Pipeline, L.P.	Midstream MLP	6,852	310.0	7.0
4.	MarkWest Energy Partners, L.P.	Midstream MLP	4,852	247.5	5.6
5.	Energy Transfer Equity, L.P.	General Partner MLP	4,457	202.7	4.6
6.	El Paso Pipeline Partners, L.P.	Midstream MLP	5,284	195.3	4.4
7.	Williams Partners L.P.	Midstream MLP	3,868	188.2	4.3
8.	Regency Energy Partners LP	Midstream MLP	7,768	168.4	3.8
9.	Enbridge Energy Partners, L.P.	Midstream MLP	5,670	158.2	3.6
10.	ONEOK Partners, L.P.	Midstream MLP	2,868	154.9	3.5

Our Investment Adviser

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of December 31, 2012, Kayne Anderson and its affiliates managed approximately $18.0 billion, including approximately $10.8 billion in MLPs and other Midstream Energy Companies.

KAFA manages three other publicly traded investment companies: Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); Kayne Anderson Energy Development Company (NYSE: KED); and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

The Offering

We may offer, from time to time, up to $750 million of our common stock or preferred stock at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Financial Leverage

We plan to utilize financial leverage with respect to our common stock through the issuance of preferred stock and debt securities, our revolving credit facility and other borrowings (such as prime brokerage or margin loans). The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Throughout this prospectus, our debt securities, our revolving credit facility and other borrowings are collectively referred to as “Borrowings.”

We generally will seek to enhance our total returns through the use of financial leverage. Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 55.0% of our net asset value as of December 31, 2012). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of December 31, 2012, our Leverage Instruments represented approximately 30.1% of our total assets. At December 31, 2012, our asset coverage ratios under the 1940 Act, were 391% and 281% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage.”

Because our Adviser’s management fee is based upon a percentage of our average total assets, our Adviser’s fee is higher since we employ leverage. Therefore, our Adviser has a financial incentive to use leverage, which may create a conflict of interest between our Adviser and our common stockholders.

There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “— Additional Risks Related to Our Preferred Stock—Senior Leverage Risk to Preferred Stockholders.”

Derivatives and Other Strategies

We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain MLPs.

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values. See “Investment Objective and Policies.”

Distributions

We have paid distributions to our common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options and income tax benefits, if any, less current or anticipated operating expenses, income tax expense, if any, and our leverage costs (including dividends on preferred stock issued by us and excluding non-cash amortization of costs to issue leverage). On January 11, 2013 we paid a quarterly distribution of $0.55 per share to our common stockholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, the terms of our preferred stock and the asset coverage requirements of the 1940 Act.

We pay dividends on the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series D MRP Shares and Series E MRP Shares (collectively, the “MRP Shares”) in accordance with the terms thereof. The holders of the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares shall be entitled to receive quarterly cumulative cash dividends, and the holders of the Series D MRP Shares and Series E MRP Shares shall be entitled to receive monthly cumulative cash dividends, when, as and if authorized by the Board of Directors. The Series A MRP Shares pay dividends at a rate of 5.57% per annum, the Series B MRP Shares pay dividends at a rate of 4.53% per annum, the Series C MRP Shares pay dividends at a rate of 5.20% per annum, the Series D MRP Shares pay dividends at a rate of 4.95% per annum and the Series E MRP Shares pay dividends at the rate of 4.25% per annum.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”

Taxation

We are treated as a corporation for federal income tax purposes and, as a result, we are subject to corporate income tax to the extent we recognize net taxable income. As a partner in MLPs, we report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. See “Tax Matters.”

Stockholder Tax Features

Excluding the impact of any realized gains or realized losses, we expect that a portion of our distributions to our common stockholders may constitute a non-taxable return of capital distribution. If we make distributions from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to stockholders in the current period as ordinary income for federal income tax purposes and would be eligible for the lower tax rates applicable to qualified dividend income of non-corporate taxpayers under current law. If such distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common stock, a holder of our common stock generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common stockholder and the common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. See “Tax Matters.”

Risk Considerations

Investing in our common stock or preferred stock involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part of all of your investment. Therefore, before investing in our common stock or preferred stock you should consider carefully the risks set forth in “Risk Factors” beginning on page 18. We are designed primarily as a long-term investment vehicle, and neither our common stock nor our preferred stock is an appropriate investment for a short-term trading strategy. An investment in our common stock or preferred stock should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, the risk the master limited partnerships in which we invest will be classified as corporations rather than as partnerships for federal income tax purposes (which may reduce our return and negatively affect the net asset value of our common stock) and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the portfolio companies in which we invest. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors. See “Risk Factors — Tax Risks” for more information on these risks.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our common stockholders. Our plan is an “opt out” dividend reinvestment plan. As a result, if we declare a cash distribution to our common stockholders, then such distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder specifically elects to receive cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their distribution in cash. See “Dividend Reinvestment Plan.”

Trading at a Discount

The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. In addition to net asset value, the market price of our common stock may be affected by such factors as the distributions we make, which are in turn affected by expenses, the stability of our distributions, liquidity and market supply and demand. If the proceeds per share from offering our common stock, after underwriting discounts and offering costs, are less than our net asset value, our net asset value will be reduced immediately following this offering. See “Risk Factors,” “Description of Capital Stock” and “Our Structure; Common Stock Repurchases and Change In Our Structure.” Our common stock is designed primarily for long-term investors and you should not purchase our common stock if you intend to sell it shortly after purchase.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

—	our operating results;

—	our business prospects;

—	our expected investments and the impact of investments that we expect to make;

—	our contractual arrangements and relationships with third parties;

—	the dependence of our future success on the general economy and its impact on the industries in which we invest;

—	our ability to source favorable private investments;

—	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

—	our use of financial leverage and expected financings;

—	our tax status;

—	the tax status of the MLPs in which we intend to invest;

—	the adequacy of our cash resources and working capital; and

—	the timing and amount of distributions, dividends and interest income from the MLPs and other Midstream Energy Companies in which we intend to invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation in June 2004 and began investment activities in September 2004 after our initial public offering. Our common stock is listed on the NYSE under the symbol “KYN.”

As of December 31, 2012, we had (a) approximately 88.4 million shares of common stock outstanding, (b) $890 million in Senior Notes outstanding and (c) $374 million of MRP Shares outstanding. As of December 31, 2012, we had net assets applicable to our common stock of approximately $2.4 billion and total assets of approximately $4.4 billion.

The following table sets forth information about our outstanding securities as of December 31, 2012 (the information in the table is unaudited; and amounts are in 000s):

Title of Class	Amount of Shares/ Aggregate Liquidation Preference/ Aggregate Principal Amount Authorized	Amount Held by Us or for Our Account	Actual Amount Outstanding
Common Stock	185,040	0	88,431
Series A Mandatory Redeemable Preferred Shares(1)	$104,000	$0	$104,000
Series B Mandatory Redeemable Preferred Shares(1)	8,000	0	8,000
Series C Mandatory Redeemable Preferred Shares(1)	42,000	0	42,000
Series D Mandatory Redeemable Preferred Shares(1)	100,000	0	100,000
Series E Mandatory Redeemable Preferred Shares(1)	120,000	0	120,000
Senior Notes, Series K	125,000	0	125,000
Senior Notes, Series M	60,000	0	60,000
Senior Notes, Series N	50,000	0	50,000
Senior Notes, Series O	65,000	0	65,000
Senior Notes, Series P	45,000	0	45,000
Senior Notes, Series Q	15,000	0	15,000
Senior Notes, Series R	25,000	0	25,000
Senior Notes, Series S	60,000	0	60,000
Senior Notes, Series T	40,000	0	40,000
Senior Notes, Series U	60,000	0	60,000
Senior Notes, Series V	70,000	0	70,000
Senior Notes, Series W	100,000	0	100,000
Senior Notes, Series X	14,000	0	14,000
Senior Notes, Series Y	20,000	0	20,000
Senior Notes, Series Z	15,000	0	15,000
Senior Notes, Series AA	15,000	0	15,000
Senior Notes, Series BB	35,000	0	35,000
Senior Notes, Series CC	76,000	0	76,000

(1)	Each share has a liquidation preference of $25.00.

Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (713) 493-2020.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table below assumes the use of Leverage Instruments in an amount equal to 28.4% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2012, and shows our expenses as a percentage of net assets attributable to our common stock. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price) (1)	—%
Offering Expenses Borne (as a percentage of offering price) (2)
Dividend Reinvestment Plan Fees (3)	None

Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%

Percentage of Net Assets Attributable to Common Stock (5)

Annual Expenses:
Management Fees (6)	2.44%
Interest Payments (including issuance costs) on Borrowed Funds	1.63
Dividend Payments (including issuance costs) on Preferred Stock	0.78
Other Expenses (exclusive of current and deferred income tax expense)	0.15

Annual Expenses (exclusive of current and deferred income tax expense)	5.00
Current Income Tax Expense (7)	0.07
Deferred Income Tax Expense (7)	7.15

Total Annual Expenses (including current and deferred income tax expenses)	12.22%

(1)	The sales load will apply only if the securities to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses as a percentage of the offering price.

(3)	The expenses of administering our Dividend Reinvestment Plan are included in Other Expenses. Common stockholders will pay brokerage charges if they direct American Stock Transfer & Trust Company, as their agent (the “Plan Administrator”), to sell their common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our statement of operations for the fiscal year ended November 30, 2012 and (ii) our average net assets for the fiscal year ended November 30, 2012.

(6)

Pursuant to the terms of the investment management agreement between us and our Adviser, the management fee is calculated at an annual rate of 1.375% of our average total assets (excluding net deferred income tax assets, if any). Effective October 1, 2012, for a period of one year, our Adviser agreed to waive 0.125% of its management fee on total assets in excess of $4.5 billion (thereby reducing the management fee to 1.25% on total assets in excess of $4.5 billion). Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management—Investment Management Agreement.”

(7)	For the fiscal year ended November 30, 2012, we recorded current tax expense of $1.7 million and net deferred tax expense of $167.9 million attributable to our net investment loss, realized gains and unrealized gains.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses before tax are 5% of net asset value in year 1. The following example assumes that all distributions are reinvested at net asset value, an annual rate of return of 5% on our portfolio securities, and expenses include income tax expense associated with the 5% assumed rate of return on such portfolio securities.

	1 Year	3 Years	5 Years	10 Years
Expenses	$67	$207	$352	$744

THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses (exclusive of current and deferred income tax expense)” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF LEVERAGE, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example. IN THE EVENT THAT A SALES LOAD APPLIES, AN EXAMPLE SIMILAR TO THIS WILL BE RESTATED IN A CORRESPONDING PROSPECTUS SUPPLEMENT TO SHOW THE EFFECT OF THE SALES LOAD.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period September 28, 2004 (commencement of operations) through November 30, 2004 and the fiscal years ended November 30, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in our Annual Report to Stockholders for the fiscal year ended November 30, 2012 contained in our Form N-CSR filed with the SEC on January 29, 2013 are hereby incorporated by reference into, and are made part of, this prospectus. A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

SENIOR SECURITIES

Information about our outstanding senior securities (including Series D Auction Rate Preferred Shares (“ARP Shares”), MRP Shares, Senior Notes and other indebtedness) is shown in the following table as of each fiscal year ended November 30 since we commenced operations. The information for the fiscal years ended 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012, and for the period ended November 30, 2004 has been derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, whose report thereon is included in the financial statements contained in our Annual Report to Stockholders for the fiscal year ended November 30, 2012 contained in our Form N-CSR filed with the SEC on January 29, 2013.

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Per Amount (2) ($ in 000s)	Average Market Value Per Unit (3)
2004	N/A	N/A	N/A	N/A	N/A
2005
	Senior Notes
	Series A	$85,000	$4,873	$85,000	N/A
	Series B	85,000	4,873	85,000	N/A
	Series C	90,000	4,873	90,000	N/A
	ARP Shares	75,000	3,782	75,000	N/A
2006
	Senior Notes
	Series A	$85,000	$4,497	$85,000	N/A
	Series B	85,000	4,497	85,000	N/A
	Series C	90,000	4,497	90,000	N/A
	Series E	60,000	4,497	60,000	N/A
	Revolving Credit Facility	17,000	4,497	17,000	N/A
	ARP Shares	75,000	3,678	75,000	N/A
2007
	Senior Notes
	Series A	$85,000	$3,284	$85,000	N/A
	Series B	85,000	3,284	85,000	N/A
	Series C	90,000	3,284	90,000	N/A
	Series E	60,000	3,284	60,000	N/A
	Series F	185,000	3,284	185,000	N/A
	Revolving Credit Facility	97,000	3,284	97,000	N/A
	ARP Shares	75,000	2,920	75,000	N/A
2008
	Senior Notes
	Series G	$75,000	$3,389	$75,000	N/A
	Series H	20,000	3,389	20,000	N/A
	Series I	60,000	3,389	60,000	N/A
	Series J	24,000	3,389	24,000	N/A
	Series K	125,000	3,389	125,000	N/A
	Revolving Credit Facility	—	—	—	N/A
	ARP Shares	75,000	2,718	75,000	N/A

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Per Amount (2) ($ in 000s)	Average Market Value Per Unit (3)
2009
	Senior Notes
	Series G	$75,000	$4,009	$75,000	N/A
	Series I	60,000	4,009	60,000	N/A
	Series K	125,000	4,009	125,000	N/A
	Series M	60,000	4,009	60,000	N/A
	Series N	50,000	4,009	50,000	N/A
	Revolving Credit Facility	—	—	—	N/A
	ARP Shares	75,000	3,333	75,000	N/A
2010
	Senior Notes
	Series G	$75,000	$4,203	$75,000	N/A
	Series I	60,000	4,203	60,000	N/A
	Series K	125,000	4,203	125,000	N/A
	Series M	60,000	4,203	60,000	N/A
	Series N	50,000	4,203	50,000	N/A
	Series O	65,000	4,203	65,000	N/A
	Series P	45,000	4,203	45,000	N/A
	Series Q	15,000	4,203	15,000	N/A
	Series R	25,000	4,203	25,000	N/A
	Series S	60,000	4,203	60,000	N/A
	Series T	40,000	4,203	40,000	N/A
	Revolving Credit Facility	—	—	—	N/A
	MRP Shares
	Series A	110,000	3,341	110,000	N/A
	Series B	8,000	3,341	8,000	N/A
	Series C	42,000	3,341	42,000	N/A
2011
	Senior Notes
	Series I	$60,000	$3,954	$60,000	N/A
	Series K	125,000	3,954	125,000	N/A
	Series M	60,000	3,954	60,000	N/A
	Series N	50,000	3,954	50,000	N/A
	Series O	65,000	3,954	65,000	N/A
	Series P	45,000	3,954	45,000	N/A
	Series Q	15,000	3,954	15,000	N/A
	Series R	25,000	3,954	25,000	N/A
	Series S	60,000	3,954	60,000	N/A
	Series T	40,000	3,954	40,000	N/A
	Series U	60,000	3,954	60,000	N/A
	Series V	70,000	3,954	70,000	N/A
	Series W	100,000	3,954	100,000	N/A

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Per Amount (2) ($ in 000s)	Average Market Value Per Unit (3)
2011
	Revolving Credit Facility	—	—	—	N/A
	MRP Shares
	Series A	$110,000	$2,961	$110,000	N/A
	Series B	8,000	2,961	8,000	N/A
	Series C	42,000	2,961	42,000	N/A
	Series D	100,000	2,961	100,000	N/A
2012
	Senior Notes
	Series K	$125,000	$4,185	$125,000	N/A
	Series M	60,000	4,185	60,000	N/A
	Series N	50,000	4,185	50,000	N/A
	Series O	65,000	4,185	65,000	N/A
	Series P	45,000	4,185	45,000	N/A
	Series Q	15,000	4,185	15,000	N/A
	Series R	25,000	4,185	25,000	N/A
	Series S	60,000	4,185	60,000	N/A
	Series T	40,000	4,185	40,000	N/A
	Series U	60,000	4,185	60,000	N/A
	Series V	70,000	4,185	70,000	N/A
	Series W	100,000	4,185	100,000	N/A
	Series X	14,000	4,185	14,000	N/A
	Series Y	20,000	4,185	20,000	N/A
	Series Z	15,000	4,185	15,000	N/A
	Series AA	15,000	4,185	15,000	N/A
	Series BB	35,000	4,185	35,000	N/A
	Series CC	76,000	4,185	76,000	N/A
	Revolving Credit Facility	19,000	4,185	19,000	N/A
	MRP Shares
	Series A	104,000	2,965	104,000	N/A
	Series B	8,000	2,965	8,000	N/A
	Series C	42,000	2,965	42,000	N/A
	Series D	100,000	2,965	100,000	N/A
	Series E	120,000	2,965	120,000	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable, as senior securities are not registered for public trading.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

	Quarterly Closing Sales Price		Quarter-End Closing
			Sales Price	Net Asset Value Per Share of Common Stock (1)	Premium/ (Discount) of Sales Price to Net Asset Value (2)
	High	Low
Fiscal Year 2012
Fourth Quarter	$31.65	$28.68	$31.13	$28.51	9.2%
Third Quarter	31.52	28.56	30.50	28.66	6.4
Second Quarter	31.47	27.80	28.99	26.38	9.9
First Quarter	32.89	28.34	31.40	30.08	4.4
Fiscal Year 2011
Fourth Quarter	$29.18	$25.53	$28.03	$27.01	3.8%
Third Quarter	30.37	24.35	28.40	26.01	9.2
Second Quarter	32.71	28.44	29.43	27.53	6.9
First Quarter	31.51	27.93	30.91	28.73	7.6
Fiscal Year 2010
Fourth Quarter	$28.49	$25.63	$28.49	$26.67	6.8%
Third Quarter	27.11	24.65	25.54	23.96	6.6
Second Quarter	27.46	24.75	25.25	21.90	15.3
First Quarter	26.31	22.99	24.86	22.23	11.8

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On December 31, 2012, the last reported sales price of our common stock on the NYSE was $29.47, which represented a premium of approximately 8.3% to the NAV per share reported by us on that date.

As of December 31, 2012, we had approximately 88.4 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $2.4 billion.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be less than three months. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

As of December 31, 2012, we had $66.0 million borrowed under our credit facility. The credit facility has a three-year commitment terminating on June 11, 2013. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to the one-month LIBOR plus 1.75% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00% depending on asset coverage ratios. We will pay a fee equal to a rate of 0.40% per annum on any unused amounts of the credit facility.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI, as well as any risk factors included in the applicable prospectus supplement.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Investors in MLPs, unlike investors in the securities of a corporation, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unitholders and the general partner, including those arising from incentive distribution payments.

Energy Sector Risks

Our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. At times, the performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk.    MLPs and other Midstream Energy Companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk.    The operations and financial performance of MLPs and other Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other

Energy Companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Midstream Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Midstream Energy Companies.

Depletion Risk.    Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and Midstream Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an energy company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Regulatory Risk.    MLPs and other Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Energy Companies.

In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico or onshore oil pipeline spills may adversely affect the financial performance of MLPs and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of MLPs and Midstream Energy Companies.

The operation of energy assets, including wells, gathering systems, pipelines, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

The EPA and federal, state and local governmental agencies may enact laws that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibit the action. While we are not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and MLPs and Midstream Energy Companies have increasingly focused on the construction of midstream assets to facilitate the development of unconventional resources. As a result, restrictions on hydraulic fracturing could have an adverse impact on the financial performance of MLPs and Midstream Energy Companies.

There is an inherent risk that MLPs may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance or recover these costs in the rates it charges customers.

Acquisition Risk.    The abilities of MLPs and other Midstream Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and other Midstream Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs and other Midstream Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.    Rising interest rates could adversely impact the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLP and other Midstream Energy Company valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields are also susceptible in the short-term to fluctuations in interest rates and the prices of MLP securities may decline when interest rates rise. Because we will principally invest in MLP equity securities, our investment in such securities means that the net asset value and market price of our securities may decline if interest rates rise.

Weather Risks.    Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and other Midstream Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk.    MLPs and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or other Energy Company. MLPs and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies.

Reserve Risks.    Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Industry Specific Risks

MLPs and other Energy Companies operating in the energy sector are also subject to risks that are specific to the industry they serve.

Midstream.    MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, MLPs and other Midstream Energy Companies that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Shipping.    MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of shipping company securities in our portfolio. Declining marine transportation values could affect the ability of shipping companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Shipping company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant reduction in cash flow for the shipping companies in our portfolio.

Coal.    MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Propane.    MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Exploration and production.    MLPs and other Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow. Further, certain companies that own oil and gas reserves and U.S. royalty trusts have a finite amount of assets and cannot develop additional resources. Consequently, production and cash flow for these companies will decline over time.

Refining.    MLPs and other Energy Companies that operate refining assets are subject to many of the same risks as other MLPs and other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs and other Energy Companies that operate refining assets.

Other.    MLPs and other Energy Companies that operate other energy related assets (such as retail gasoline distribution, propane dehydrogenation (processing propane into propylene), production of sand used as a proppant in the production of crude oil and natural gas and the production of coke used as a raw material in the steelmaking process) are subject to many of the same risks as other MLPs and Energy Companies that operate midstream assets, coal assets and refining assets.

Tax Risks of Investing in Equity Securities of MLPs

Tax Risk of MLPs.    Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). As a result, treatment of an MLP as a corporation for federal income tax purposes would likely result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Recent legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. We cannot predict the likelihood of any such changes. Such legislation, if approved by Congress, could result in MLPs no longer being treated as partnerships for tax purposes and instead being taxed as corporations.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of December 31, 2012, we held investments in approximately 61 issuers.

As of December 31, 2012, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of December 31, 2012, there were 90 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Affiliated Party Risk

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions.

Dependence on Limited Number of MLP Customers and Suppliers

Certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and other Midstream Companies’ results of operation and cash flow, and their ability to make distributions to stockholders could therefore be materially adversely affected.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and other Midstream Energy Companies may, at times, be less liquid than the market for other securities. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income we received from these securities would likely be less than returns and yields sought pursuant to our investment objective and policies. See “Use of Proceeds.”

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase, which would tend to further reduce returns to our common stockholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the our portfolio.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to pay its debt and equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs. Further, covenants in debt instruments issued by MLPs and other Midstream Energy Company in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.

Capital Markets Risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased. The cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Further, some shipping companies in which we invest may be more exposed to European banks’ abilities to fulfill their lending obligations and, as a result, could be disproportionately impacted by the European sovereign debt crisis. Due to these factors, MLPs and other Midstream Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs and other Midstream Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs and other Midstream Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Equity Securities Risk

A substantial percentage of our assets will be invested in equity securities of MLPs and other Midstream Energy Companies. Such securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk

Certain of the MLPs and other Midstream Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indexes. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, a portfolio company may issue to us a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable to us or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade debt securities (commonly referred to as “junk bonds” or high yield bonds”) in which we may invest are rated from B3 to Ba1 by Moody’s, from B-to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies”

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Risks Associated with an Investment in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and, at times magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, our Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2012, we purchased put options and wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was less than 1% of our total assets during fiscal 2012. In prior years, we have sold covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2012. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. As of December 31, 2012, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 55% of our net asset value as of December 31, 2012). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of December 31, 2012, our Leverage Instruments represented approximately 30.1% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of December 31, 2012, we had $890 million of Senior Notes outstanding, and had $66 million borrowed under our revolving credit facility. As of December 31, 2012, we had outstanding 4,160,000 shares of Series A MRP Shares ($104 million aggregate liquidation preference), 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference), 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference), 4,000,000 shares of Series D MRP Shares ($100 million aggregate liquidation preference) and 4,800,000 shares of Series E MRP Shares ($120 million aggregate liquidation preference). Our revolving credit facility has a term of three years and matures on June 11, 2013. Our Senior Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2013 to 2022. If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Senior Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage, including the Senior Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Our Series N, P and U Notes pay interest expense based on short-term interest rates and our interest expense on borrowings under our credit facility is based on short-term interest rates. If short-term interest rates rise, interest rates on our debt securities, collectively referred to as “senior securities,” may rise so that the amount of interest payable to holders of our senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we may manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

Interest Rate Hedging Risk

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which we invest and the energy sector generally.

Deferred Tax Risks.    As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes. See “Tax Matters.”

Deferred Tax Risks of Investing in our Securities.    A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders. See “Tax Matters.”

Mandatory Redeemable Preferred Shares Accounting Designation Risk

We believe that because our mandatory redeemable preferred shares have a fixed term, under generally accepted accounting principles, we are required to classify those outstanding preferred shares as debt securities on our financial statements.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the MLP and Midstream Energy industries. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED” and Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF.” In addition to closed-end investment companies, KAFA also manages two private investment funds, KA First Reserve, LLC and KA First Reserve XII, LLC, and an account owned by an insurance company which together had approximately $1.1 billion in combined total assets as of December 31, 2012, and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership.

As of December 31, 2012, we believed that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. met the criteria described above and were therefore considered our affiliates.

As of December 31, 2012, we also believed Plains All American GP LLC (“PAA GP”) and Plains All American Pipeline, L.P. (“PAA”) were affiliates. This affiliation was a result of (i) our ownership and the ownership of other affiliated Kayne Anderson funds of interests in PAA GP and (ii) the participation of Robert V. Sinnott, the CEO of Kayne Anderson, on the board of PAA GP.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of Buckeye Partners, L.P., MarkWest Energy Partners, L.P., PVR Partners, L.P., PAA GP and PAA may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”) member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of December 31, 2012 was $29.47 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of December 31, 2012 were $27.21 and 8.3%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of senior notes or preferred stock, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”

Additional Risks Related to Our Preferred Stock

An investment in our preferred stock is subject to the following additional risks:

Ratings and Asset Coverage Risk.    Rating agencies have in the past, and may in the future, downgrade the ratings assigned to our senior securities, which may make your securities less liquid in the secondary market. Fitch has assigned a rating of “AAA” to all of our outstanding series of Senior Notes. Fitch has also assigned a rating of “AA” to all of our outstanding MRP Shares.

A rating may not fully or accurately reflect all of the risks associated with a senior security. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

To the extent that shares of preferred stock offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding MRP Shares and Senior Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.

We have issued Senior Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Senior Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Senior Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of the Senior Notes, any debt securities and our preferred stock.

We may issue senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Senior Leverage Risk to Preferred Stockholders.    Because we have outstanding Borrowings and may issue additional debt securities, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends on our preferred stock unless we satisfy certain conditions.

We are also prohibited from declaring, paying or making any distributions on common stock unless we satisfy certain conditions. See “Description of Capital Stock — Preferred Stock — Limitations on Distributions.”

Our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Capital Stock — Preferred Stock — Limitations on Distributions.” In the event of a default under our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

Distribution Payment Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program (1)	Additional Shares of Common Stock Issued through Dividend Reinvestment Program (1)
January 14, 2005	$0.2500	65%	$5,401	223
April 15, 2005	0.4100	51	7,042	288
July 15, 2005	0.4150	47	6,571	250
October 14, 2005	0.4200	44	6,251	249
January 12, 2006	0.4250	42	6,627	264
April 13, 2006	0.4300	39	6,313	203
July 13, 2006	0.4400	37	6,184	204
October 13, 2006	0.4500	34	5,864	218
January 12, 2007	0.4700	32	5,718	200
April 13, 2007	0.4800	32	5,796	169
July 12, 2007	0.4900	29	6,070	174
October 12, 2007	0.4900	28	6,001	197
January 11, 2008	0.4950	28	5,997	206
April 11, 2008	0.4975	28	5,987	217
July 11, 2008	0.5000	26	5,757	209
October 10, 2008	0.5000	26	5,743	318
January 9, 2009	0.5000	26	5,650	344
April 17, 2009	0.4800	24	5,126	287
July 10, 2009	0.4800	23	4,981	263
October 9, 2009	0.4800	23	5,775	285
January 15, 2010	0.4800	23	5,584	248
April 16, 2010	0.4800	22	6,169	236
July 9, 2010	0.4800	24	6,914	281
October 15, 2010	0.4800	22	7,021	281
January 14, 2011	0.4850	21	6,933	242
April 15, 2011	0.4900	18	6,069	213
July 15, 2011	0.4975	18	6,774	241
October 14, 2011	0.5025	18	6,713	262
January 13, 2012	0.5100	18	6,904	239
April 13, 2012	0.5175	13	5,436	191
July 13, 2012	0.5275	12	5,293	181
October 12, 2012	0.5375	12	5,648	191
January 11, 2013	0.5500	12	5,733	190

(1)	Numbers in thousands.

We intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options and income tax benefits, if any, less current or anticipated operating expenses, income tax expense, if any, and our leverage costs (including dividends on preferred stock issued by us but excluding non-cash amortization of costs to issue leverage). We expect that a significant portion of our future distributions will be treated as a return of capital to stockholders for tax purposes.

Our quarterly distributions to common stockholders, if any, will be determined by our Board of Director and will be subject to meeting the covenants of our debt securities, our revolving credit facilities and other borrowings, and the terms of our preferred stock and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular distributions or that we will do so at a particular rate.

We pay dividends on the MRP Shares in accordance with the terms thereof. The holders of the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series D MRP Shares and the Series E MRP Shares shall be entitled to receive cumulative cash dividends, when, as and if authorized by the Board of Directors from funds legally available for distribution at a rate equal to 5.57% per annum, 4.53% per annum, 5.20% per annum, 4.95% per annum and 4.25% per annum, respectively. Dividend payment dates with respect to the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series D MRP Shares and Series E MRP Shares shall be, with respect to each dividend period, the first business day of the month next following each dividend period. Dividends on Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are payable quarterly, and dividends on Series D MRP Shares and Series E MRP Shares are payable monthly.

The 1940 Act generally limits our long-term capital gain distributions to one per year. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a portion of our distributions will be paid from sources other than our current or accumulated earnings and profits. The portion of the distribution which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (“AST”), in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the Plan as follows: If our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

—	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

—	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

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Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

—	We may invest up to 15% of our total assets in any single issuer.

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We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

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Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

—	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a

U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the master limited partnership.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices and, as a result, more variability in such MLP’s distributable cash flow.

The MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, upstream MLPs and other MLPs. As described below, we further sub-categorized into the following groups:

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Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services.

—	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6%

of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

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Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

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Shipping MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined petroleum product tankers, liquefied natural gas tankers, tank barges and tugboats. Shipping plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

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Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources. Certain Upstream MLPs are structured more like royalty trusts with a defined quantity of reserves and prospective acreage at formation, which will deplete over time as the MLP’s reserves are produced.

—

Other MLPs are engaged in owning energy assets or providing energy-related services which do not fit in the five categories listed above. Examples of business activities conducted by other MLPs include refining, retail gasoline distribution, propane dehydrogenation (processing propane into propylene), production of sand used as a proppant in the production of crude oil and natural gas and production of coke used as a raw material in the steel making process. Each of these MLPs generates qualified income and qualifies for federal tax treatment as a partnership.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Description of Other Midstream Energy Companies

Other Midstream Energy Companies are companies, other than midstream MLPs, that own and operate assets used in transporting, storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products. These companies are not structured as Master Limited Partnerships and are taxed as corporations.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, (ii) equity securities of other Midstream Energy Companies, (iii) equity securities of private companies and (iv) debt securities. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Investment Practices

Covered Calls.    We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.    We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.    We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments.    For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies.    To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover.    We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to 55% of our net asset value as of December 31, 2012). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of December 31, 2012, our Leverage Instruments represented approximately 30.1% of our total assets. At December 31, 2012, our asset coverage ratios under the 1940 Act were 391% and 281% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The management fees paid to our Adviser will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede our Adviser from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e. sell securities in our portfolio and other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, we have agreed, while the MRP Shares are outstanding, to maintain asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of preferred stock as a class. Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 10 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies—Our Portfolio—Temporary Defensive Position.”

Effects of Leverage

As of December 31, 2012, we had $890 million, aggregate principle amount, of fixed and floating rate Senior Notes outstanding.

The table below set forth the key terms of each of the Senior Notes.

Series	Principal Outstanding December 31, 2012 ($ in millions)	Fixed/Floating Interest Rate	Maturity
K	$125	5.991%	June 2013
M	60	4.560%	November 2014
N	50	3-month LIBOR + 185 bps	November 2014
O	65	4.210%	May 2015
P	45	3-month LIBOR + 160 bps	May 2015
Q	15	3.230%	November 2015
R	25	3.730%	November 2017
S	60	4.400%	November 2020
T	40	4.500%	November 2022
U	60	3-month LIBOR + 145 bps	November 2016
V	70	3.710%	May 2016
W	100	4.380%	May 2018
X	14	2.460%	May 2015
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022

	$890

The interest rates payable by us on our borrowings made under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS AG, Citibank, N.A., the Bank of Nova Scotia, Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to LIBOR plus 1.75% per annum based on current asset coverage ratios. As of December 31, 2012, we had $66 million borrowed under our revolving credit facility. We pay a commitment fee equal to a rate of 0.40% per annum on any unused amounts of the $200 million commitment for the revolving credit facility. As of December 31, 2012, the dividend rates for the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series D MRP Shares and the Series E MRP Shares were 5.57%, 4.53%, 5.20%, 4.95% and 4.25%, respectively. Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 4.32%. Income generated by our portfolio as of December 31, 2012 must exceed 1.72% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 30.1% of our total assets (actual leverage at December 31, 2012), and our estimated leverage costs of 4.32%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(21.5)%	(12.3)%	(3.2)%	6.0%	15.2%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our net distributable income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by our Adviser. Our Board of Directors currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker and Jody C. Meraz.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund Inc. since May 2005, of Kayne Anderson Energy Development Company since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. since August 2010. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was global head of energy at UBS Securities LLC. In this role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chairman of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the MLP industry. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University—Pomona.

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in the MLP area. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Ron M. Logan, Jr. is a Managing Director of Kayne Anderson. He also serves as our Senior Vice President and as Senior Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Jody C. Meraz is a Senior Vice President for Kayne Anderson. He also serves as our Vice President and as Vice President of Kayne Anderson Energy Total Return Fund, Kayne Anderson Energy Development Company and

Kayne Anderson Midstream/Energy Fund. He is responsible for providing analytical support for investments in MLPs, Midstream Energy Companies and other energy companies. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Vice President for Kayne Anderson. He is responsible for providing analytical support for investments in MLPs, Midstream Energy Companies and other Energy Companies. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for Midstream Energy Companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB in Economics from Princeton University in 2001 and a JD from The University of Texas School of Law in 2005.

Justin Campeau is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and of the coal sector. Mr. Campeau earned a Bachelor of Commerce from McGill University in 2006.

David Dunning is a research analyst for Kayne Anderson. He is responsible for providing research coverage of Canadian energy infrastructure companies and marine transportation companies. Prior to joining Kayne Anderson in 2008, Mr. Dunning held internships with John S. Herold, Quintana Energy Partners, Quintana Maritime and Neuberger Berman. Mr. Dunning earned a BA degree in History from the University of Pennsylvania in 2008.

Michael E. Schimmel is a research analyst for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst for Kayne Anderson. He is responsible for providing high-yield security analysis. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Aaron P. Terry is a research analyst for Kayne Anderson. He is responsible for providing analytical support for Kayne Anderson’s investments in income trusts and other upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at Bear Stearns. Mr. Terry earned his B.B.A. in Accounting and Information Systems from the University of Oklahoma in 1999, and an MBA degree from the University from the University of Texas at Austin in 2006.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning our Adviser, including a description of the services to be provided by our Adviser, see “—Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement between us and our Adviser, effective for periods commencing on or after December 12, 2006 (the “Investment Management Agreement”), we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average quarterly total assets. During the fiscal year ended November 30, 2012, our management fee was 2.4% of our average net assets. On September 20, 2012, we renewed our investment management agreement with our Adviser for a period of one year, which expires on December 11, 2013. In conjunction with the renewal, we entered into a one year agreement with our Adviser to waive a portion of its management fee. Effective October 1, 2012, our Adviser agreed to waive 0.125% of its management fee on total assets in excess of $4.5 billion (thereby reducing the management fee to 1.25% on total assets in excess of $4.5 billion).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 11, 2012, so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 30.1% of our total assets as of December 31, 2012.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our November 30, 2012 Annual Report to Stockholders.

NET ASSET VALUE

We determine our net asset value no less frequently than as of the last day of each month based on the close of regular session trading on the NYSE, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a weekly basis and such calculation is made available on our website, http://www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions and current and deferred income tax assets), less all of our liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

Publicly traded securities with a readily available market price listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

We may hold a substantial amount of securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

—

Investment Team Valuation.      The applicable investments are valued by senior professionals of our Adviser who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the end of the month in which the investment was made.

—

Investment Team Valuation Documentation.      Preliminary valuation conclusions will be determined by senior management of our Adviser. Such valuations are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly or quarterly basis, as appropriate.

—

Valuation Committee.      The Valuation Committee meets to consider the valuations submitted by our Adviser (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of our Adviser is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by our Board of Directors at its next regular meeting.

—	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

—

Board of Directors Determination.      Our Board of Directors meets quarterly to consider the valuations provided by our Adviser and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, we value our private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time that we agree to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Our investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, our analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, we utilize projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and we focus on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, we select a range of multiples for each metric given the trading multiples of similar publicly traded companies and apply such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, we apply a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, our analysis focuses on EV/EBITDA multiples. We select a range of multiples based on EV/EBITDA multiples for similar M&A transactions and apply such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. We utilize projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, we estimate operating results of our portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of our portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of our portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

Because we are a corporation that is obligated to pay income taxes, we accrue income tax liabilities and assets. As with any other asset or liability, our tax assets and liabilities increase or decrease our net asset value.

We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income or loss.

Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of December 31, 2012, our authorized capital consists of 185,040,000 shares of common stock, $0.001 par value per share; 4,160,000 shares of Series A MRP Shares ($104 million aggregate liquidation preference); 320,000 shares of Series B MRP Shares ($8 million aggregate liquidation preference); 1,680,000 shares of Series C MRP Shares ($42 million aggregate liquidation preference); 4,000,000 shares of Series D MRP Shares ($100 million aggregate liquidation preference); and 4,800,000 shares of Series E MRP Shares ($120 million aggregate liquidation preference). As of December 31, 2012, there are no outstanding options or warrants to purchase our stock and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the MRP Shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest.

Common Stock

General.    As of December 31, 2012, we had approximately 88.4 million shares of common stock outstanding. Shares of our common stock are listed on the New York Stock Exchange under the symbol “KYN.”

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.    Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

—	market conditions;

—	the timing of our investments in portfolio securities;

—	the securities comprising our portfolio;

—	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

—	the amount and timing of the use of borrowings and other leverage by us;

—	the effects of leverage on our common stock (discussed above under “Leverage”);

—	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

—	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.    So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution, (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares, (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions and (5) there is no event of default existing under the terms of the Senior Notes, in each case, after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness, including the Senior Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Senior Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights.    Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Senior Notes and the MRP Shares.

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

At our 2012 Annual Meeting of Stockholders, the Company’s stockholders approved a proposal that authorizes us to sell shares of our common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above our net asset value per share, subject to certain conditions. This approval lasts for one year and expires on the date of our 2013 Annual Meeting of Stockholders. We intend to set forth a similar proposal at our annual meetings of stockholders in subsequent years.

Preferred Stock

General.    As of December 31, 2012, there were 4,160,000 issued and outstanding shares of Series A MRP Shares, 320,000 issued and outstanding shares of Series B MRP Shares, 1,680,000 issued and outstanding shares of Series C MRP Shares, 4,000,000 issued and outstanding shares of Series D MRP Shares and 4,800,000 issued and outstanding shares of Series E MRP Shares, each with a liquidation preference of $25.00 per share. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related prospectus supplement and will include the following:

—	the form and title of the security;

—	the aggregate liquidation preference of the preferred stock;

—	the dividend rate of the preferred stock;

—	any optional or mandatory redemption provisions;

—	any changes in paying agents or security registrar; and

—	any other terms of the preferred stock.

Terms of the MRP Shares and the Preferred Stock That We May Issue

Preference.    Preferred Stock (including the outstanding MRP Shares) ranks junior to our debt securities (including the Senior Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines, (3) all accrued and unpaid dividends on the MRP Shares have been paid and (4) all redemptions required in respect of the MRP Shares have been effectuated. The Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Fixed Dividend Rate, Payment of Dividends and Dividend Periods.    The applicable rate for each of the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series D MRP Shares and the Series E MRP Shares is 5.57% per annum, 4.53% per annum, 5.20% per annum, 4.95% per annum and 4.25% per annum, respectively, and may be adjusted upon a change in the credit rating of such series of MRP Shares. Dividends on Series A MRP Shares, Series B MRP Shares and Series C MRP Shares will be payable quarterly and dividends on Series D MRP Shares and Series E MRP Shares will be payable monthly. Dividend periods for each series of the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares will end on February 28, May 31, August 31 and November 30, and dividend periods for the Series D MRP Shares and Series E MRP Shares will end at the end of each month. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares.

Adjustment to MRP Shares Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of July 31, 2012, Fitch has assigned each of our outstanding series of MRP Shares a rating of “AA”. If the lowest credit rating assigned on any date to the then outstanding Series A MRP Shares, Series B MRP Shares or Series C MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A−”	0.5%
“BBB+” to “BBB−”	2.0%
“BB+” and lower	4.0%

If the highest credit rating assigned by Fitch (or any other rating agency) on any date to the then outstanding Series D MRP Shares or Series E MRP Shares is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A −”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
“BBB −”	1.50%
“BB+” and lower	4.00%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m. (or 3:00 p.m. for the Series D MRP Shares or Series E MRP Shares), New York City time, (i) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series D MRP Shares and the Series E MRP Shares).

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series D MRP Shares and the Series E MRP Shares) within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities—Preferred Stock—Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.    Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series A MRP Shares on May 7, 2017, all of the Series B MRP Shares on November 9, 2017, all of the Series C MRP Shares on November 9, 2020, all of the Series D MRP Shares on June 1, 2018 and all of the Series E MRP Shares on April 1, 2019 (each such date, a “Term Redemption Date”).

Series A, B and C MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series A MRP Shares, Series B MRP Shares and Series C MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption, plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Series A MRP Shares, the Series B MRP Shares or the Series C MRP Shares within 180 days prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether of not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the Series A MRP Shares, the Series B MRP Shares and the Series C MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 20 days in the case of Series A MRP Shares, or 12 days in the case of Series B MRP Shares or Series C MRP Shares, nor more than 40 days notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in a asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Series D and E MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series D MRP Shares or Series E MRP Shares, as the case may be, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not more than 40 calendar days’ prior notice in the case of Series D MRP Shares and not less than 30 calendar days nor more than 40 calendar days prior notice in the case of Series E MRP Shares. This optional redemption is limited during the first year the Series D MRP Shares and the Series E MRP Shares, as the case may be, are outstanding to situations in which the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than 235% for any five business days within a 10 business day period. The amount of Series D MRP Shares and Series E MRP Shares, as the case may be, that may be redeemed during the first year may not exceed an amount that results in an asset coverage of more than 250% pro forma for such redemption. Subject to the foregoing conditions, at any time on or prior to May 10, 2012 in the case of the Series D MRP Shares, and May 20, 2013 in the case of the Series E MRP Shares, we may redeem Series D MRP Shares and the Series E MRP Shares, as the case may be, at a price per share equal to 102% of the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption. After May 10, 2012 in the case of the Series D MRP Shares, and May 20, 2013 in the case of the Series E MRP Shares, subject to the foregoing conditions, we may redeem the Series D MRP Shares and the Series E MRP Shares, as the case may be, at the Optional Redemption Price per share. The “Optional Redemption Price” in the case of the Series D MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Period	Percentage
After May 10, 2012 and on or before May 10, 2013	101.0%
After May 10, 2013 and on or before May 10, 2014	100.5%
After May 10, 2014 and on or before the Series D MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in the case of Series E MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After March 20, 2013 and on or before March 20, 2014	101.0%
After March 20, 2014 and on or before March 20, 2015	100.5%
After March 20, 2015 and on or before the Series E MRP Shares Term Redemption Date	100.0%

If fewer than all of the outstanding Series D MRP Shares or Series E MRP Shares, as the case may be, are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities (as defined in the articles supplementary for the applicable series of MRP Shares) with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series D MRP Shares or Series E MRP Shares, as the case may be, by reason of the redemption of the applicable Series of MRP Shares on such date fixed for the redemption and (ii) we would satisfy the basic maintenance amount for such series of MRP Shares.

We also reserve the right, but have no obligation, to repurchase Series D MRP Shares or Series E MRP Shares in market or other transactions from time to time in accordance with applicable law and our charter and at a price that may be more or less than the liquidation preference of the Series D MRP Shares or the Series E MRP Shares, as the case may be.

Mandatory Redemption.    If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Series A Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

If, while any Series B MRP Shares, Series C MRP Shares, Series D MRP Shares or Series E MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date this 30 days from such business day (any such day, a “Series B, C, D & E Asset Coverage Cure Date”) or to the extent that a redemption of the Series A MRP Shares is required under the provisions set forth in the immediately preceding paragraph, the Series B MRP Shares, the Series C MRP Shares, the Series D MRP Shares and the Series E MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus, in the case of Series B MRP Shares or Series C MRP Shares, a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Series A Asset Coverage Cure Date or Series B, C, D & E Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Series A Asset Coverage Cure Date and Series B, C, D & E Asset Coverage Cure Date, respectively (and in the case of the Series E MRP Shares, not earlier than 30 days after such date) (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Senior Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Senior Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding MRP Shares of any series are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold or by such other method we deem fair and reasonable.

Redemption Procedure.    In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3), only with respect to a purchase of Series A MRP Shares, Series B MRP Shares or Series C MRP Shares, we make an offer to purchase or otherwise acquire any Series A MRP Shares, Series B MRP Shares or Series C MRP Shares pro rata to the holders of all such MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Series D and E MRP Shares—Term Redemption Liquidity Account.    On or prior to February 1, 2018 for the Series D MRP Shares, and on or prior to November 30, 2018 for the Series E MRP Shares, (each such date, a “Liquidity Account Initial Date”), we will cause our custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such series of MRP Shares.

The “Term Redemption Amount” for Series D MRP Shares and Series E MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date of such series of MRP Shares, based on the number of such series of MRP Shares then outstanding, assuming for this purpose that the Dividend Rate for such series of MRP Shares in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such series of MRP Shares as of the close of business on any business day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series D MRP Shares or the Series E MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a market value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our sole discretion, towards payment of the redemption price for the Series D MRP Shares and the Series E MRP Shares, as the case may be. The Series D MRP Shares and the Series E MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Series D MRP Shares paying agent or the Series E MRP Shares paying agent, as the case may be, of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series D MRP Shares or the Series E MRP Shares, as the case may be, on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Limitations on Distributions.    So long as we have senior securities representing indebtedness (including Senior Notes) outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares and (5) there is no event of default under the terms of the Senior Notes, in each case, after giving effect to such distribution.

Liquidation Rights.    In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.    Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to (1) approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act and (2) amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights.    We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market.    Our Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are not listed on an exchange or an automated quotation system. Our Series D MRP Shares are listed on the NYSE under the symbol “KYN Pr D”. Our Series E MRP Shares are listed on the NYSE under the symbol “KYN Pr E”.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series A MRP Shares, Series B MRP Shares and Series C MRP Shares. American Stock Transfer & Trust Company serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series D MRP Shares and our Series E MRP Shares.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Senior Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Senior Notes, will rank senior to the preferred stock and the common stock.

General

As of December 31, 2012, the Company had $890 million, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. The Senior Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Senior Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

The table below set forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding December 31, 2012 ($ in millions)	Fixed/Floating Interest Rate	Maturity
K	$125	5.991%	June 2013
M	60	4.560%	November 2014
N	50	3-month LIBOR + 185 bps	November 2014
O	65	4.210%	May 2015
P	45	3-month LIBOR + 160 bps	May 2015
Q	15	3.230%	November 2015
R	25	3.730%	November 2017
S	60	4.400%	November 2020
T	40	4.500%	November 2022
U	60	3-month LIBOR + 145 bps	November 2016
V	70	3.710%	May 2016
W	100	4.380%	May 2018
X	14	2.460%	May 2015
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022

	$890

Interest.    The fixed rate Senior Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Senior Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Senior Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. As of December 31, 2012, each series of Senior Notes were rated “AAA” by Fitch. In the event the credit rating on any series of Senior Notes falls below “A-” (Fitch) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Senior Notes are outstanding, additional debt securities must rank on a parity with Senior Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock—Preferred Stock—Limitations on Distributions.”

Prepayment.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Senior Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Senior Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Senior Notes to be prepaid shall be allocated among all of such series of Senior Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Series Q, R, S, T, V, W, X, Y, Z, AA, BB or CC Senior Notes at par plus 2%.

Events of Default and Acceleration of Senior Notes; Remedies.    Any one of the following events will constitute an “event of default” under the terms of the Senior Notes:

—	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

—	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

—

default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Senior Notes, and covenants concerning the rating of the Senior Notes, timely notification of the holders of the Senior Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Senior Notes notice of a prepayment of Senior Notes in an amount necessary to cure such failure;

—

default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Senior Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Senior Notes;

—	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

—	KAFA or one of its affiliates is no longer our investment adviser;

—	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

—

other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

—

if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Senior Notes prove to have been materially false or incorrect when made; or

—	other certain “events of default” provided with respect to the Senior Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Senior Notes may declare the principal amount of that series of Senior Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Senior Notes. At any time after a declaration of acceleration with respect to a series of Senior Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Senior Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Senior Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Senior Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Senior Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Senior Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Senior Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Senior Notes, which may be payable or deliverable in respect of our Senior Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.    Our Senior Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Senior Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    Our Senior Notes are not listed on an exchange or automated quotation system.

Paying Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Senior Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.    Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2015, 2013 and 2014, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.    Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.    Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.    Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting.

Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

RATING AGENCY GUIDELINES

Rating agencies that assign ratings to our senior securities and preferred stock (each a “Rating Agency” and, collectively, the “Rating Agencies”), impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings.

We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. Our Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each rating agency’s guidelines (as they may be amended from time to time, “Rating Agency Guidelines”) only in the event we receive written confirmation from a Rating Agency that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to amounts specified in Rating Agency Guidelines with respect to our senior securities (the “Basic Maintenance Amounts”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.    We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for any Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Any Rating Agency that is then rating the senior securities may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value.”

A Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable Basic Maintenance Amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Rating Agency Guidelines will apply to the senior securities or preferred stock only so long as that Rating Agency is rating such senior securities or preferred stock, respectively. We will pay certain fees to Fitch and any other rating agency that may provide a rating for the senior securities or preferred stock.

The ratings assigned to the senior securities or preferred stock are not recommendations to buy, sell or hold the senior securities or preferred stock. Such ratings may be revised or withdrawn by the assigning Rating Agency at any time.

1940 Act Asset Coverage.    Under the purchase agreements governing our Senior Notes, we are required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for debt securities and preferred stock. If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and either (i) such failure is not cured or (ii) we have not given notice of an optimal redemption of the Senior Notes in an amount sufficient to cure such default as of the last business day of the following month, we will be required to redeem certain senior securities.

If we do not have asset coverage of at least 225% for debt securities and preferred stock as of the last day of any month on which any MRP Shares are outstanding, we must redeem certain of the MRP Shares.

Notices.    Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; and (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by any Rating Agency that is then rating the senior securities will be reflected in a written document and may be amended by the Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.

OUR STRUCTURE; COMMON STOCK REPURCHASES

AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our net asset value since our IPO, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with our Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in our SAI summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax.

Deferred income taxes reflect (1) taxes on unrealized gains which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We have not elected and have no current intention to elect to be treated as a regulated investment company under the Code because the extent of our investments in MLPs would generally prevent us from meeting the qualification requirements for regulated investment companies. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and satisfies certain source of income and asset diversification requirements. The regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our current or accumulated earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then the amount of a distribution in excess of a stockholder’s basis would be taxed as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income during a portion of our expected investment holding period. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be treated as “qualified dividend income” that is subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Qualified dividend income is taxable to noncorporate stockholders at a maximum federal income tax rate of 20%. In addition, beginning in 2013, a 3.8% Medicare contribution tax generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable reduction to the basis of the stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals are subject to a maximum federal income tax rate of 20% on long-term capital gains. Corporations are taxed on capital gains at their ordinary graduated rates.

If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Sale of Our Common Stock

The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt financed. In general, common stock would be debt financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock generally will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the current rate of 28% may apply to the distributions on our common stock to be made by us if you fail to timely provide your taxpayer identification number or if we are so instructed by the Internal Revenue Service, or IRS. Backup withholding is not a separate tax and any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, if the information reporting requirements of recently enacted legislation (known as FATCA) are not met, the United States may impose a 30% U.S. withholding tax on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments of dividends made on or after January 1, 2014 and payments of gross proceeds from sales of stock made on or after January 1, 2017. Stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

Federal Income Tax Treatment of Holders of Our Preferred Stock

Under present law, we are of the opinion that all our MRP Shares constitute our equity, and thus distributions with respect to MRP Shares (other than distributions in redemption of the MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such distributions generally will be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock”.

Sale of Our Preferred Stock

The sale of our preferred stock by holders will generally be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock—Sale of Our Common Stock”. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment, and Holders should consult their own tax advisors regarding such conditions.

Backup Withholding

Backup withholding may apply to distributions on our preferred stock, as described above under “Federal Income Taxation of Holders of Our Common Stock—Backup Withholding and Information Reporting”.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, if the information reporting requirements of recently enacted legislation (known as FATCA) are not met, the United States may impose a 30% withholding tax on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments of dividends made on or after January 1, 2014 and payments of gross proceeds from sales of stock made on or after January 1, 2017. Stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

State and Local Taxes

Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors—Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock and preferred stock from time to time on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold for cash and other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The prospectus supplement will describe the method of distribution of our securities offered therein.

Each prospectus supplement relating to an offering of our securities will state the terms of the offering, including:

—	the names of any agents, underwriters or dealers;

—	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

—	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

—	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

—	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock and preferred stock directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock and preferred stock on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement will describe the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any over-allotments.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include over-allotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

—	An over-allotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

—	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

—

Underwriters may engage in syndicate covering transactions to cover over-allotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

—

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act,

during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

AST acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”), the Administrator, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings LLP, Costa Mesa, California. Paul Hastings LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page

INVESTMENT OBJECTIVE	SAI-2

INVESTMENT POLICIES	SAI-2

OUR INVESTMENTS	SAI-4

MANAGEMENT	SAI-10

CONTROL PERSONS	SAI-17

INVESTMENT ADVISER	SAI-18

CODE OF ETHICS	SAI-19

PROXY VOTING PROCEDURES	SAI-20

PORTFOLIO MANAGER INFORMATION	SAI-21

PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-22

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-23

TAX MATTERS	SAI-24

PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-25

EXPERTS	SAI-26

OTHER SERVICE PROVIDERS	SAI-26

REGISTRATION STATEMENT	SAI-26

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED NOVEMBER 30, 2012

AND FINANCIAL HIGHLIGHTS FOR THE PERIOD SEPTEMBER 28, 2004

THROUGH NOVEMBER 30, 2004 AND FOR THE FISCAL YEARS ENDED

NOVEMBER 30, 2005 THROUGH 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

November 30, 2012	November 30, 2011

Top 10 Holdings by Issuer

		Percent of Total Investments* as of November 30,
Holding	Sector	2012	2011
1. Enterprise Products Partners L.P.	Midstream MLP	8.9%	9.3%
2. Kinder Morgan Management, LLC	Midstream MLP	7.5	7.4
3. Plains All American Pipeline, L.P.	Midstream MLP	7.1	5.3
4. MarkWest Energy Partners, L.P.	Midstream MLP	5.6	5.6
5. Energy Transfer Equity, L.P.	General Partner MLP	4.9	3.8
6. El Paso Pipeline Partners, L.P.	Midstream MLP	4.4	3.5
7. Williams Partners L.P.	Midstream MLP	4.3	4.6
8. Regency Energy Partners LP	Midstream MLP	3.9	4.1
9. Enbridge Energy Partners, L.P.	Midstream MLP	3.7	2.9
10. ONEOK Partners, L.P.	Midstream MLP	3.7	3.3

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2012, we had total assets of $4.5 billion, net assets applicable to our common stock of $2.5 billion (net asset value per share of $28.51), and 88.4 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of November 30, 2012, we held $4.5 billion in equity investments and no debt investments.

Results of Operations — For the Three Months Ended November 30, 2012

Investment Income.    Investment income totaled $9.8 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $65.0 million of cash dividends and distributions, of which $54.8 million was treated as return of capital and $1.1 million were distributions in excess of cost basis. Interest and other income was $0.7 million. We received $7.4 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $30.7 million, including $15.2 million of investment management fees, $9.9 million of interest expense (including non-cash amortization of debt issuance costs of $0.5 million), and $0.8 million of other operating expenses. Preferred stock distributions for the quarter were $4.8 million (including non-cash amortization of $0.2 million).

Net Investment Loss.    Our net investment loss totaled $14.7 million and included a current and deferred income tax benefit of $6.2 million.

Net Realized Gains.    We had net realized gains from our investments of $26.5 million, net of $15.6 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $21.6 million. The net change consisted of $34.2 million of unrealized gains from investments and a deferred tax expense of $12.6 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $33.4 million. This increase was comprised of a net investment loss of $14.7 million; net realized gains of $26.5 million; and net change in unrealized gains of $21.6 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2012

Investment Income.    Investment income totaled $32.7 million for the fiscal year and consisted primarily of net dividends and distributions and interest income on our investments. We received $233.3 million of cash dividends and distributions, of which $203.5 million was treated as return of capital and $1.1 million were distributions in excess of cost basis. Return of capital was increased by $3.3 million during the fiscal year due to 2011 tax reporting information that we received in fiscal 2012. Interest and other income was $4.0 million. We received $29.9 million of paid-in-kind dividends during the fiscal year, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $117.2 million, including $57.2 million of investment management fees, $38.3 million of interest expense (including non-cash amortization of debt issuance costs of

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

$1.9 million), and $3.4 million of other operating expenses. Preferred stock distributions for the fiscal year were $18.3 million (including non-cash amortization of $0.9 million).

Net Investment Loss.    Our net investment loss totaled $58.6 million and included a current and deferred income tax benefit of $25.9 million.

Net Realized Gains.    We had net realized gains from our investments of $94.9 million, net of $56.2 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $235.1 million. The net change consisted of $374.3 million of unrealized gains from investments and a deferred tax expense of $139.2 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $271.4 million. This increase was comprised of a net investment loss of $58.6 million; net realized gains of $94.9 million; and net change in unrealized gains of $235.1 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly due to fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2012	Fiscal Year Ended November 30, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$65.0	$233.3
Paid-In-Kind Dividends	7.4	29.9
Interest and Other Income	0.6	4.1
Net Premiums Received from Call Options Written	0.5	2.8

Total Distributions and Other Income from Investments	73.5	270.1
Expenses
Investment Management Fee	(15.2)	(57.2)
Other Expenses	(0.8)	(3.4)
Interest Expense	(9.4)	(36.7)
Preferred Stock Distributions	(4.6)	(16.9)
Income Tax Benefit	6.2	25.8

Net Distributable Income (NDI)	$49.7	$181.7

Weighted Shares Outstanding	88.3	82.8
NDI per Weighted Share Outstanding	$0.56	$2.19

Adjusted NDI per Weighted Share Outstanding(1)	$0.57	$2.19

Distributions paid per Common Share(2)	$0.55	2.1325

(1)	In each of the last three years, The Williams Companies paid two dividends during our fiscal third quarter and no dividends during our fiscal fourth quarter. For the purposes of determining our dividend, we calculate “Adjusted NDI”, which treats the dividend received late in our fiscal third quarter as if it was received during our fiscal fourth quarter.

(2)	The distribution of $0.55 per share for the fourth quarter of fiscal 2012 was paid to common stockholders on January 11, 2013. Distributions for fiscal 2012 include the distributions paid in April 2012, July 2012, October 2012 and January 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Interest or dividend premiums paid associated with the redemption of senior unsecured notes or preferred stock are included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2012 of $1,283.0 million was comprised of $890.0 million of senior unsecured notes (“Senior Notes”), $19.0 million outstanding under our senior unsecured revolving credit facility (the “Credit Facility”) and $374.0 million of mandatory redeemable preferred stock. Total leverage represented 29% of total assets at November 30, 2012. As of January 24, 2013, we had $74.0 million borrowed under our Credit Facility, and we had $1.1 million of cash.

The Credit Facility has a $200.0 million commitment amount and matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. We expect to renew our Credit Facility prior to its maturity date. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

At November 30, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 418% and 296% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

We had $890.0 million of Senior Notes outstanding at November 30, 2012. During 2013, we have $125.0 million of Senior Notes that mature, which we expect to refinance with new notes. The remaining Senior Notes mature between 2014 and 2022. As of November 30, 2012, we had $374.0 million of mandatory redeemable preferred stock outstanding, which is subject to mandatory redemption at various dates from 2017 through 2020.

As of November 30, 2012, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest rate on our total leverage was 4.3%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Long-Term Investments — 177.5%
Equity Investments(1) — 177.5%
Midstream MLP(2) — 137.6%
Access Midstream Partners, L.P.	1,961	$68,627
Boardwalk Pipeline Partners, LP	1,215	31,328
Buckeye Partners, L.P.(3)	1,770	88,972
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	926	44,048
Copano Energy, L.L.C.	1,446	45,590
Crestwood Midstream Partners LP	2,473	57,730
Crestwood Midstream Partners LP — Class C Units(4)(5)	1,200	27,284
Crosstex Energy, L.P.	5,499	82,920
DCP Midstream Partners, LP	2,660	111,408
El Paso Pipeline Partners, L.P.	5,284	197,240
Enbridge Energy Management, L.L.C.(5)	399	11,768
Enbridge Energy Partners, L.P.	5,670	164,537
Energy Transfer Partners, L.P.	805	35,324
Enterprise Products Partners L.P.	7,674	397,721
Global Partners LP	2,054	51,137
Inergy, L.P.	4,321	81,538
Inergy Midstream, L.P.	1,127	26,502
Kinder Morgan Management, LLC(5)	4,443	337,208
Lehigh Gas Partners LP(6)	123	2,389
Magellan Midstream Partners, L.P.(7)	3,084	137,186
MarkWest Energy Partners, L.P.(3)	4,833	249,745
MPLX LP(6)	372	10,748
Niska Gas Storage Partners LLC	1,904	21,330
NuStar Energy L.P.	990	45,369
ONEOK Partners, L.P.(7)	2,808	163,547
Plains All American Pipeline, L.P.(3)	6,852	319,156
PVR Partners, L.P.(3)	4,750	114,422
Regency Energy Partners LP	7,773	173,880
Southcross Energy Partners, L.P.(6)	75	1,761
Summit Midstream Partners, LP(6)	722	14,265
Targa Resources Partners L.P.	1,661	62,566
Tesoro Logistics LP	616	28,416
Western Gas Partners, LP	1,472	72,081
Williams Partners L.P.	3,768	191,815

		3,469,558

General Partner MLP — 12.1%
Alliance Holdings GP L.P.	1,885	86,506
Energy Transfer Equity, L.P.(7)	4,808	218,612

		305,118

Midstream — 9.4%
Kinder Morgan, Inc.(7)	1,164	39,348
ONEOK, Inc.	1,510	67,731

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Midstream (continued)

Plains All American GP LLC — Unregistered(3)(4)	24	$55,989
Targa Resources Corp.	214	10,720
The Williams Companies, Inc.	1,920	63,049

		236,837

Shipping MLP — 7.8%
Capital Product Partners L.P.	2,841	19,233
Golar LNG Partners LP	216	6,473
Navios Maritime Partners L.P.	1,876	25,120
Teekay LNG Partners L.P.	1,552	58,746
Teekay Offshore Partners L.P.	3,263	86,903

		196,475

Upstream MLP & Income Trust — 4.9%
BreitBurn Energy Partners L.P.	2,520	46,577
Legacy Reserves L.P.	323	7,951
Memorial Production Partners LP	339	6,316
Mid-Con Energy Partners, LP	848	17,537
Pacific Coast Oil Trust	578	10,179
SandRidge Mississippian Trust II	808	13,535
SandRidge Permian Trust	893	15,480
VOC Energy Trust	347	4,819

		122,394

Other — 5.7%
Alliance Resource Partners, L.P.	163	9,290
Alon USA Partners, LP(6)	281	5,307
Clearwater Trust(3)(4)(8)	N/A	1,990
Exterran Partners, L.P.	2,903	63,198
Hi-Crush Partners LP	1,337	20,677
Northern Tier Energy LP	212	4,938
PetroLogistics LP	1,597	18,721
Seadrill Partners LLC(6)	68	1,773
Suburban Propane Partners, L.P.	449	17,668

		143,562

Total Equity Investments (Cost — $2,823,894)		4,473,944

	No. of Contracts
Liabilities
Call Option Contracts Written(9)
Midstream MLP
Magellan Midstream Partners, L.P., call option expiring 12/21/12 @ $42.50	1,000	(180)
ONEOK Partners, L.P., call option expiring 12/21/12 @ $60.00	700	(18)

		(198)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

(amounts in 000’s, except number of option contracts)

Description	No. of Contracts	Value
General Partner MLP
Energy Transfer Equity, L.P., call option expiring 12/21/12 @ $45.00	1,400	$(154)

Midstream
Kinder Morgan, Inc., call option expiring 12/21/12 @ $35.00	1,000	(27)

Total Call Option Contracts Written (Premiums Received — $406)		(379)

Credit Facility		(19,000)
Senior Unsecured Notes		(890,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(374,000)
Deferred Tax Liability		(654,501)
Other Liabilities		(39,095)

Total Liabilities		(1,976,975)
Other Assets		23,852

Total Liabilities in Excess of Other Assets		(1,953,123)

Net Assets Applicable to Common Stockholders		$2,520,821

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	The Company believes that it is an affiliate of Buckeye Partners, L.P., the Clearwater Trust, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(4)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(5)	Distributions are paid-in-kind.

(6)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(7)	Security or a portion thereof is segregated as collateral on option contracts written.

(8)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(9)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2012

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,345,982)	$3,599,622
Affiliated (Cost — $477,912)	874,322

Total investments (Cost — $2,823,894)	4,473,944
Cash	6,118
Deposits with brokers	216
Receivable for securities sold	6,679
Interest, dividends and distributions receivable	88
Deferred debt issuance and preferred stock offering costs and other assets	10,751

Total Assets	4,497,796

LIABILITIES
Payable for securities purchased	4,551
Investment management fee payable	15,187
Accrued directors’ fees and expenses	94
Call option contracts written (Premiums received — $406)	379
Accrued expenses and other liabilities	19,263
Current tax liability	539
Deferred tax liability	653,962
Credit facility	19,000
Senior unsecured notes	890,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (14,960,000 shares issued and outstanding)	374,000

Total Liabilities	1,976,975

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,520,821

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (88,431,413 shares issued and outstanding, 185,040,000 shares authorized)	$88
Paid-in capital	1,716,276
Accumulated net investment loss, net of income taxes, less dividends	(521,715)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	290,599
Net unrealized gains on investments and options, net of income taxes	1,035,573

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,520,821

NET ASSET VALUE PER COMMON SHARE	$28.51

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$187,897
Affiliated investments	45,390

Total dividends and distributions	233,287
Return of capital	(203,488)
Distributions in excess of cost basis	(1,055)

Net dividends and distributions	28,744
Interest and other income	3,999

Total Investment Income	32,743

Expenses
Investment management fees	57,187
Administration fees	834
Professional fees	586
Custodian fees	445
Reports to stockholders	413
Directors’ fees and expenses	362
Insurance	214
Other expenses	552

Total expenses — before interest expense, preferred distributions and taxes	60,593
Interest expense and amortization of debt issuance costs	38,282
Distributions on mandatory redeemable preferred stock and amortization of offering costs	18,328

Total expenses — before taxes	117,203

Net Investment Loss — Before Taxes	(84,460)
Current tax benefit	1,473
Deferred tax benefit	24,376

Net Investment Loss	(58,611)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	151,486
Investments — affiliated	1,095
Options	1,198
Payments on interest rate swap contracts	(2,606)
Current tax expense	(3,204)
Deferred tax expense	(53,025)

Net Realized Gains	94,944

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	266,343
Investments — affiliated	107,988
Options	(66)
Deferred tax expense	(139,207)

Net Change in Unrealized Gains	235,058

Net Realized and Unrealized Gains	330,002

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$271,391

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011
OPERATIONS
Net investment loss, net of tax(1)	$(58,611)	$(49,953)
Net realized gains, net of tax	94,944	110,193
Net change in unrealized gains, net of tax	235,058	91,626

Net Increase in Net Assets Resulting from Operations	271,391	151,866

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(127,330)	(89,963)
Distributions — return of capital	(45,115)	(51,663)

Dividends and Distributions to Common Stockholders	(172,445)	(141,626)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offerings of 12,500,000 and 5,700,000 shares of common stock, respectively	385,075	174,306
Underwriting discounts and offering expenses associated with the issuance of common stock	(16,085)	(7,322)
Issuance of 801,204 and 958,808 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	23,282	26,488

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	392,272	193,472

Total Increase in Net Assets Applicable to Common Stockholders	491,218	203,712

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	2,029,603	1,825,891

End of year	$2,520,821	$2,029,603

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $17,409 and $11,451 paid to mandatory redeemable preferred stockholders for the fiscal years ended November 30, 2012 and 2011, respectively, were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2012 and 2011 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$271,391
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	167,856
Return of capital distributions	203,488
Distributions in excess of cost basis	1,055
Net realized gains	(151,173)
Net unrealized gains	(374,265)
Accretion of bond discounts, net	(143)
Purchase of long-term investments	(1,479,644)
Proceeds from sale of long-term investments	850,335
Decrease in deposits with brokers	58
Increase in receivable for securities sold	(5,427)
Decrease in interest, dividends and distributions receivable	796
Amortization of deferred debt issuance costs	1,870
Amortization of mandatory redeemable preferred stock issuance costs	919
Decrease in other assets, net	120
Decrease in payable for securities purchased	(4,131)
Increase in investment management fee payable	3,273
Increase in accrued directors’ fees and expenses	15
Increase in call option contracts written, net	285
Increase in accrued expenses and other liabilities	1,354
Increase in current tax liability	539

Net Cash Used in Operating Activities	(511,429)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	19,000
Issuance of shares of common stock, net of offering costs	368,990
Proceeds from offering of senior unsecured notes	175,000
Proceeds from issuance on mandatory redeemable preferred stock	120,000
Redemption of senior unsecured notes	(60,000)
Redemption of mandatory redeemable preferred stock	(6,000)
Costs associated with issuance of credit facility	(99)
Costs associated with issuance of senior unsecured notes	(1,411)
Costs associated with issuance of mandatory redeemable preferred stock	(2,600)
Cash distributions paid to common stockholders, net	(149,163)

Net Cash Provided by Financing Activities	463,717

NET DECREASE IN CASH	(47,712)
CASH — BEGINNING OF YEAR	53,830

CASH — END OF YEAR	$6,118

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $23,282 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2012, interest paid was $35,186 and income tax paid was $1,192.

The Company received $29,856 paid-in-kind dividends during the fiscal year ended November 30, 2012. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
	2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
	2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2012, the Company held 5.1% of its net assets applicable to common stockholders (2.9% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $129,311. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2012, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2012, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (a) the estimated return of capital and (b) the distributions in excess of cost basis. For the fiscal year ended November 30, 2012, the Company had $203,488 of return of capital and $1,055 of cash distributions that were in excess of cost basis which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

Fiscal Year Ended November 30, 2012
Return of capital portion of dividends and distributions received	87%
Return of capital — attributable to net realized gains (losses)	$27,462
Return of capital — attributable to net change in unrealized gains (losses)	176,026

Total return of capital	$203,488

For the fiscal year ended November 30, 2012, the Company estimated the return of capital portion of distributions received to be $200,166 (86%). This amount was increased by $3,322 attributable to 2011 tax reporting information received by the Company in fiscal 2012. As a result, the return of capital percentage for the fiscal year ended November 30, 2012 was 88%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2012, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Company holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PVR Partners, L.P. (“PVR”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 8, 2012, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PVR units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2012, the Company received the following paid-in-kind dividends.

Fiscal Year Ended November 30, 2012
Buckeye Partners, L.P. (Class B Units)	$3,631
Crestwood Midstream Partners LP (Class C Units)	2,291
Enbridge Energy Management, L.L.C.	3,542
Kinder Morgan Management, LLC	19,663
PVR Partners, L.P.	729

Total paid-in-kind dividends	$29,856

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At November 30, 2012, the Company had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The adoption of ASU No. 2011-04 did not have an impact on the measurement of fair value for the Company’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at November 30, 2012 and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$4,473,944	$4,344,633	$—	$129,311

Liabilities at Fair Value
Call option contracts written	$379	$—	$379	$—

For the fiscal year ended November 30, 2012, there were no transfers between Level 1 and Level 2.

As of November 30, 2012, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $890,000 and 14,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $374,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $374,000 of mandatory redeemable preferred stock, Series D ($100,000 liquidation value) and Series E ($120,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 aggregate liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system.

As such, the Company categorizes all of the Senior Notes ($890,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value, and as of November 30, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$890,000	$935,000
Mandatory redeemable preferred stock	$374,000	$388,056

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2012.

Equity Investments
Balance — November 30, 2011	$164,129
Purchases	102,500
Issuances	6,651
Transfers out	(143,940)
Realized gains (losses)	—
Unrealized losses, net	(29)

Balance — November 30, 2012	$129,311

The $29 of unrealized losses presented in the table above for the fiscal year ended November 30, 2012 relate to investments that are still held at November 30, 2012, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $102,500 for the fiscal year ended November 30, 2012 relate to the Company’s investment in Crosstex Energy, L.P., DCP Midstream Partners, LP and PVR Partners, L.P. The issuances of $6,651 for the fiscal year ended November 30, 2012 relate to additional units received from Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units) and PVR Partners, L.P. The Company’s investments in the common units of Crosstex Energy, L.P., DCP Midstream Partners, LP, PVR Partners, L.P. and Teekay Offshore Partners L.P., which are noted as transfers out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return discount rates.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of November 30, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted Average(1)
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$71,332	- Discount to publicly traded	- Current discount	2.6%	5.4%	4.3%
public companies		securities
(PIPE)			- Remaining restricted period	122 days	414 days	302 days

Equity securities of	57,979	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	17.0x	19.0x	18.0x
common units / common equity			- Discount for marketability	15.0%	15.0%	15.0%

		- M&A analysis	- Selected EV / EBITDA multiples	16.0x	18.0x	17.0x
		- Discounted cash flow	- Equity rate of return	18.0%	25.0%	20.2%

Total	$129,311

(1)	Weighted average based on the fair value of investments in each category.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of total assets in public and private investments in MLPs and other midstream energy companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, including supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs and other midstream energy companies. The amount of cash that an MLP or other midstream energy company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the portfolio company’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities of MLP’s and other midstream energy companies, which may include below investment grade debt securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 20, 2012, the Company renewed its agreement

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

with KAFA for a period of one year. The agreement will expire on December 11, 2013 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a one year agreement with KAFA to waive a portion of its management fee. Effective October 1, 2012, KAFA agreed to waive 0.125% of its management fee on average total assets in excess of $4,500,000 (thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000). For the fiscal year ended November 30, 2012, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2012, the Company believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At November 30, 2012, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

6. Income	Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

In August 2012, upon filing its income tax returns for the fiscal year ended November 30, 2011, the Company paid federal alternative minimum tax (“AMT”) of $1,028. At November 30, 2012, the Company had a current income tax payable of $539. The payable is the result of estimated taxable income under AMT for fiscal 2012. Components of the Company’s deferred tax assets and liabilities as of November 30, 2012 are as follows:

Current tax liability	$(539)

Deferred tax assets:
Net operating loss carryforwards — Federal	51,669
Net operating loss carryforwards — State	4,373
AMT credit carryforwards	1,687
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(711,691)

Total deferred tax liability, net	$(653,962)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2012, the Company had federal net operating loss carryforwards of $152,310 (deferred tax asset of $51,669). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $12,535, $52,182, $26,118, $33,413, $19,217 and $8,845 of the net operating loss carryforward will expire in 2026, 2027, 2028, 2029, 2030 and 2032, respectively. In addition, the Company has state net operating loss carryforwards of $142,129 (deferred tax asset of $4,373). These state net operating loss carryforwards begin to expire in 2012 through 2032.

At November 30, 2012, the Company had AMT credit carryforwards of $1,687. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2011, the Company received $174,040 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $113,567 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2012 , as follows:

Fiscal Year Ended November 30, 2012
Computed federal income tax at 35%	$154,342
State income tax, net of federal tax	9,267
Non-deductible distributions on mandatory redeemable preferred stock and other	5,978

Total income tax expense (benefit)	$169,587

At November 30, 2012, the cost basis of investments for federal income tax purposes was $2,576,528. The cost basis for federal income tax purposes is $247,366 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

its MLP investments. At November 30, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,920,869
Gross unrealized depreciation of investments (including options)	(23,426)

Net unrealized appreciation of investments	$1,897,443

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2012, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments (1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	926	$45,006	$44,048	$47.56	1.7%	1.0%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	1,990	n/a	0.1	—
Crestwood Midstream Partners LP
Class C Units	(2)	(3)	1,200	26,007	27,284	22.74	1.1	0.6
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	30,820	55,989	2,304	2.2	1.3

Total				$105,099	$129,311		5.1%	2.9%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the fiscal year ended November 30, 2012 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on Plains GP’s board of directors (see Note 5 — Agreements and Affiliations for more detail). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at November 30, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2012 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2011	1,119	$121
Options written	35,793	3,456
Options subsequently repurchased(1)	(16,104)	(1,623)
Options exercised	(15,008)	(1,432)
Options expired	(1,700)	(116)

Options outstanding at November 30, 2012(2)	4,100	$406

(1)	The price at which the Company subsequently repurchased the options was $541, which resulted in a realized gain of $1,082.

(2)	The percentage of total investments subject to call options written was 0.4% at November 30, 2012.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2012, the Company did not have any interest rate swap contracts outstanding.

During the fiscal second quarter of 2012, the Company entered into interest rate swap contracts ($150,000 notional amount) in anticipation of the private placements of senior unsecured notes. On April 17, 2012, these interest rate swap contracts were terminated in conjunction with the pricing of the private placements, and resulted in a $2,606 realized loss.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of November 30, 2012
Call options	Call option contracts written	$(379)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,198	$(66)
Interest rate swap contracts	Interest rate swap contracts	(2,606)	—

		$(1,408)	$(66)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

9. Investment	Transactions

For the fiscal year ended November 30, 2012, the Company purchased and sold securities in the amounts of $1,479,644 and $850,335 (excluding short-term investments and options), respectively.

10.	Credit Facility

At November 30, 2012, the Company had a $200,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. During the fiscal second quarter of 2012, the Company increased the size of its Credit Facility from $175,000 to $200,000 by adding a new lender to the syndicate. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company pays a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2012, the average amount outstanding under the Credit Facility was $52,475 with a weighted average interest rate of 2.22%. As of November 30, 2012, the Company had $19,000 outstanding under the Credit Facility at an interest rate of 2.28%.

11. Senior	Unsecured Notes

At November 30, 2012, the Company had $890,000 aggregate principal amount of Senior Notes outstanding. On May 3, 2012, the Company completed a private placement of $175,000 of Senior Notes. Net proceeds from such offering were used to repay borrowings under the Company’s Credit Facility, to refinance the Series I Senior Notes, to make new portfolio investments and for general corporate purposes.

The table below sets forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding, November 30, 2011	Principal Redeemed(1)	Principal Issued	Principal Outstanding, November 30, 2012	Estimated Fair Value, November 30, 2012	Fixed/Floating Interest Rate	Maturity
I	$60,000	$60,000	$—	$—	$—	5.847%	6/19/12
K	125,000	—	—	125,000	130,900	5.991%	6/19/13
M	60,000	—	—	60,000	63,800	4.560%	11/4/14
N	50,000	—	—	50,000	50,100	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	69,100	4.210%	5/7/15
P	45,000	—	—	45,000	44,700	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,600	3.230%	11/9/15
R	25,000	—	—	25,000	26,600	3.730%	11/9/17
S	60,000	—	—	60,000	65,700	4.400%	11/9/20
T	40,000	—	—	40,000	43,500	4.500%	11/9/22
U	60,000	—	—	60,000	59,100	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000	74,100	3.710%	5/26/16
W	100,000	—	—	100,000	109,900	4.380%	5/26/18
X	—	—	14,000	14,000	14,200	2.460%	5/3/15
Y	—	—	20,000	20,000	20,500	2.910%	5/3/17
Z	—	—	15,000	15,000	15,600	3.390%	5/3/19
AA	—	—	15,000	15,000	15,600	3.560%	5/3/20
BB	—	—	35,000	35,000	36,500	3.770%	5/3/21
CC	—	—	76,000	76,000	79,500	3.950%	5/3/22

	$775,000	$60,000	$175,000	$890,000	$935,000

(1)	The Company redeemed $60,000 of Series I Senior Notes on May 18, 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the fiscal year ended November 30, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.05%.

As of November 30, 2012, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes. Before the third fiscal quarter of 2012, Series K, M and N Senior Notes were rated by Moody’s Investor Service, Inc. (“Moody’s”). On July 2, 2012, the Company requested that Moody’s withdraw its ratings of the Company’s Series K, M and N Senior Notes. On July 12, 2012, Moody’s downgraded the Company’s Series K, M and N Senior Notes from “Aa1” to “A1” and on August 3, 2012, Moody’s withdrew its ratings.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2012, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At November 30, 2012, the Company had 14,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $374,000 ($25.00 per share). On March 21, 2012, the Company completed a public offering of 4,800,000 shares of Series E mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $117,400. The net proceeds of the preferred stock offering were used to repay borrowings under the Credit Facility and to redeem $6,000 of Series A mandatory redeemable preferred stock at 108% of par value ($480 of dividend premium paid). The Company recognized $64 of expense for the write-off of issuance costs associated with this redemption.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

Series	Liquidation Value November 30, 2011	Liquidation Value Shares Redeemed	Liquidation Value Shares Issued	Liquidation Value November 30, 2012	Estimated Fair Value, November 30, 2012	Rate	Maturity Redemption Date
A	$110,000	$6,000	$—	$104,000	$112,200	5.57%	5/7/17
B	8,000	—	—	8,000	8,300	4.53%	11/9/17
C	42,000	—	—	42,000	44,500	5.20%	11/9/20
D(1)	100,000	—	—	100,000	101,280	4.95%	6/1/18
E(2)	—	—	120,000	120,000	121,776	4.25%	4/1/19

	$260,000	$6,000	$120,000	$374,000	$388,056

(1)	Series D mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRD”. The fair value is based on the price of $25.32 as of November 30, 2012.

(2)	Series E mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.37 on November 30, 2012.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of November 30, 2012 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2012, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

13. Common	Stock

At November 30, 2012, the Company had 185,040,000 shares of common stock authorized and 88,431,413 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2012 were as follows:

Shares outstanding at November 30, 2011	75,130,209
Shares issued through reinvestment of distributions	801,204
Shares issued in connection with offerings of common stock(1)(2)	12,500,000

Shares outstanding at November 30, 2012	88,431,413

(1)	On February 29, 2012, the Company sold 7,500,000 shares of common stock at a price of $31.51 per share. The public offering was completed on March 5, 2012 and the net proceeds of $226,513 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

(2)	On August 3, 2012, the Company sold 5,000,000 shares of common stock at a price of $29.75 per share. The public offering was completed on August 8, 2012 and the net proceeds of $142,750 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14. Subsequent	Events

On December 11, 2012, the Company declared its quarterly distribution of $0.55 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $48,637. The distribution was paid on January 11, 2013 to common stockholders of record on December 28, 2012. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,733 was reinvested into the Company through the issuance of 190,273 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2012, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 28, 2013

Up to $200,000,000

Kayne Anderson MLP Investment Company

Common Stock

PROSPECTUS SUPPLEMENT

July 1, 2013

Cantor Fitzgerald & Co.